Exhibit 10.13

DATED 18 MAY 2021

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

DEED POLL OF ASSUMPTION

DEED POLL OF ASSUMPTION

OF

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

This Deed Poll relating to the Seagate Technology plc share incentive and other employee plans listed in Schedule 1 Part 1 of this deed poll (the “PLC Plans”) and the Seagate Technology severance and change in control plan listed in Schedule 1 Part 2 of this deed poll (the “STX Plan” and together with the PLC Plans, the “Plans”) is made on 18 May 2021 by SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY, a company established in Ireland with registered number 606203 having its registered office at Arthur Cox Building, 10 Earlsfort Terrace, Dublin 2, D02 T380 (“Holdings”).

WHEREAS on 18 May 2021, Seagate Technology plc (“Seagate”), a public limited company incorporated in Ireland with registered number 480010, received approval from the Irish High Court of Ireland for a scheme of arrangement pursuant to Part 9, Chapter 1 of the Irish Companies Act 2014 (the “Act”) that resulted in the ordinary shareholders of Seagate becoming ordinary shareholders of Holdings and Seagate becoming a wholly-owned subsidiary of Holdings (the “Scheme”), such Scheme to become effective upon the filing of the court order sanctioning the Scheme with the Irish Registrar of Companies on or about the date of this Deed (the “Effective Time”);

WHEREAS in connection with and contingent upon the consummation of the Scheme, Holdings proposes to assume the PLC Plans and any outstanding options and/or awards granted thereunder, if and as applicable, and to assume the existing obligations of Seagate in connection with the STX Plan (the “Assumption”);

WHEREAS in connection with and contingent upon the consummation of the Scheme and the Assumption, Holdings wishes to adopt the PLC Plans and assume the obligations of Seagate in connection with the STX Plans, with the Plans to be amended as necessary or appropriate to give effect to the Scheme and the Assumption, such amendments principally providing (1) for the appropriate substitution of Holdings for Seagate in such Plans; and (2) that, if/as applicable, ordinary shares of Holdings will be issued, held available or used, as appropriate, to measure benefits under such Plans, in lieu of the ordinary shares of Seagate; and

WHEREAS as a result of the Scheme becoming effective, Holdings desires to assume sponsorship of the PLC Plans and the obligations of Seagate under the STX Plan, the terms of which are substantially the same as those contained in Schedule 2.

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NOW THIS DEED POLL WITNESSES AS FOLLOWS:

Holdings hereby declares, undertakes and agrees for the benefit of each participant in the Plans that, with effect from the Effective Time, it shall:

1.	undertake and discharge all of the rights and obligations of Seagate under the Plans;

2.	exercise all of the powers of Seagate as provided for in the Plans;

3.

be bound by the terms of the Plans so that Holdings will be bound by the requirements, without limitation, as in effect immediately prior to the effective date of this Deed Poll, save for such changes as are necessary to effectuate and reflect the assumption by Holdings of the Plans and the rights and obligations of Seagate thereunder;

4.	assume and adopt, for the time being, the form of

4.1	Enrollment/Withdrawal and Change Form in respect of the ESPP (as defined in Schedule 1);

4.2

Option Agreements, Performance Share Bonus Agreements, Performance Share Unit Agreements, Phantom Share Unit Agreements, Restricted Share Bonus Agreements, Restricted Share Unit Agreements, Share Appreciation Right Agreements, Share Award Agreements and Other Share-Based Award Agreements (as defined in the EIP (as defined in Schedule 1)); and

4.3	Option Agreements, Award Agreements and Other Stock Award Agreements (as defined in the Dot Hill EIP (as defined in Schedule 1)).

(collectively, the “Share Plan Materials”)

adopted by Seagate in connection with participation in the ESPP, for the issuance of Share Awards (as defined in the EIP) under the EIP, and for the issuance of Awards (as defined in the Dot Hill EIP) under the Dot Hill EIP, respectively, on and after the Effective Time, with such amendments and modifications thereto as may be necessary or appropriate to effectuate and reflect the assumption by Holdings of the Share Plans and the form of the Share Plan Materials and the rights and obligations of Seagate thereunder.

This Deed Poll may be executed in any number of counterparts each of which when executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

This Deed Poll shall be governed and construed in accordance with the laws of Ireland.

IN WITNESS WHEREOF this Deed Poll has been executed by Holdings on the date first above written.

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GIVEN UNDER the Common Seal of SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY AND delivered as a DEED:	/s/ Máiréad Lyons Director

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SCHEDULE 1

List of the Plans

Part 1

PLC Plans

1.	Seagate Technology Public Limited Company Employee Stock Purchase Plan (as amended and restated), including any sub-plans thereto (the “ESPP”).

2.	Seagate Technology public limited company 2012 Equity Incentive Plan (as amended and restated), including any sub-plans thereto (the “EIP”).

3.	2009 Dot Hill Systems Equity Incentive Plan (as amended and restated), as assumed by Seagate Technology plc, including any sub-plans thereto (the “Dot Hill EIP”).

4.	Seagate Technology plc Amended and Restated Executive Officer Performance Bonus Plan.

“Share Plans” means the plans listed in 1-3 above.

Part 2

STX Plan

1.	Seagate Technology Executive Severance and Change in Control Plan (as amended and restated from time to time), including any sub-plans thereto and the benefits schedules thereto.

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SCHEDULE 2

Seagate Technology Public Limited Company

Employee Stock Purchase Plan (as amended and restated),

including any sub-plans thereto

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SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

1.	PURPOSE

The purpose of this Plan is to provide an opportunity for Employees of Seagate Technology plc, an Irish company and its Designated Subsidiaries to purchase Ordinary Shares and thereby to have an additional incentive to contribute to the prosperity of the Corporation. It is the intention of the Corporation that the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code and the Plan shall be administered in accordance with this intent (the “423 Plan”). In addition, the Plan authorizes the grant of options pursuant to sub-plans or special rules adopted by the Committee designed to achieve desired tax or other objectives in particular locations outside of the United States (together such sub-plans and special rules are referred to herein as “Non-423 Sub-Plans”), which Non-423 Sub-plans shall not be required to comply with the requirements of Section 423 of the Code or all of the specific provisions of the Plan, including but not limited to terms relating to eligibility, Offering Periods, Purchase Periods or Purchase Price.

2.	DEFINITIONS

2.1

“Applicable Law” shall mean the legal requirements relating to the administration of an employee stock purchase plan under applicable Irish corporate laws, U.S. federal and applicable state laws (including the Code) and any stock exchange rules or regulations and the applicable laws governing the grant of options and the issuance of shares under an employee stock purchase plan in any country or jurisdiction where the Plan will be offered, as such laws, rules, regulations and requirements shall be in place from time to time.

2.2	“Beneficial Owner” means the definition given in Rule 13d-3 promulgated under the Exchange Act.

2.3	“Board” shall mean the Board of Directors of the Corporation.

2.4	“Change of Control” shall mean the consummation or effectiveness of any of the following events:

(i)

The sale, exchange, lease or other disposition of all or substantially all of the assets of the Corporation to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;

(ii)

A merger, reorganization, recapitalization, consolidation or other similar transaction involving the Corporation in which the voting securities of the Corporation owned by the shareholders of the Corporation immediately prior to such transaction do not represent more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such transaction;

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(iii)

Any person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting securities of the Corporation (including by way of merger, takeover (including an acquisition by means of a scheme of arrangement), consolidation or otherwise); or

(iv)

During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Corporation was approved by a vote of a majority of the directors of the Corporation then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office.

Notwithstanding the foregoing, a restructuring of the Corporation for the purpose of changing the domicile of the Corporation (including, but not limited to, any change in the structure of the Corporation resulting from the process of moving its domicile between jurisdictions), reincorporation of the Corporation or other similar transaction involving the Corporation (a “Restructuring Transaction”) will not constitute a Change of Control if, immediately after the Restructuring Transaction, the shareholders of the Corporation immediately prior to such Restructuring Transaction represent, directly or indirectly, more than fifty percent (50%) of the total voting power of the surviving entity.

2.5

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended. Any reference herein to a section of the Code or United States Treasury Regulation thereunder shall include a reference to any successor or amended section of the Code or Treasury Regulations.

2.6	“Committee” shall mean the committee appointed by the Board in accordance with Section 15 of the Plan.

2.7	“Companies Act” shall mean the Companies Act 2014 of Ireland.

2.8

“Compensation” shall mean an Employee’s base cash compensation and commissions, but shall exclude such items as allowances, differentials, bonuses or premiums such as those for working shifts or overtime, payments for incentive compensation, incentive payments, bonuses, income from the exercise, vesting and/or the sale, exchange or other disposition of a compensatory share award granted to the Employee by the Corporation or a Designated Subsidiary, and other forms of extraordinary compensation. The Committee shall have the authority to determine and approve all forms of pay to be included in the definition of Compensation and may change the definition on a prospective basis.

2.9

“Corporation” shall mean Seagate Technology plc, a public company incorporated under the laws of the Republic of Ireland with limited liability under registered number 480010, or any successor thereto.

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2.10	“Designated Subsidiary” shall mean a Subsidiary that has been designated by the Committee in its sole discretion as eligible to participate in the Plan with respect to its Employees.

2.11

“Effective Date” shall mean the date on which the registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission pursuant to Rule 424 under the Securities Act for the initial public offering of Seagate Technology common stock (the “Registration Statement”) became effective.

2.12

“Employee” shall mean an individual classified as an employee (within the meaning of Code Section 3401(c) and the regulations thereunder) by the Corporation or a Designated Subsidiary on the Corporation’s or such Designated Subsidiary’s payroll records. Individuals classified as independent contractors, consultants, advisers, or members of the Board or the board of directors of a Designated Subsidiary are not considered “Employees” by virtue of such station.

2.13	“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

2.14

“Fair Market Value” shall mean, as of any date of determination (i.e., an Offering Date or Purchase Date, as appropriate), the value of a Share determined as follows: (i) if the Ordinary Shares are listed on any established stock exchange (including the New York Stock Exchange) or traded on the NASDAQ Global Select Market, the Fair Market Value of a Share shall be the closing per-share sales price of such Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading; or (ii) if the Shares are not listed or admitted to trading on a national securities exchange, then the Fair Market Value of a Share shall be determined in good faith by the Board, and, to the extent appropriate, based on the application of a reasonable valuation method.

2.15	“Offering Date” shall mean the first Trading Day of an Offering Period under the Plan.

2.16

“Offering Period” shall mean a period during which options to purchase Ordinary Shares may be granted pursuant to the Plan and may be purchased on one or more Purchase Dates. The duration and timing of Offering Periods may be changed or modified by the Committee from time to time in accordance with Section 4.3.

2.17	“Offering Price” shall mean the Fair Market Value of a Share on the Offering Date of an Offering Period.

2.18	“Officer” shall mean a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.19	“Ordinary Share” or “Share” means an ordinary share of the Corporation, nominal value US$0.00001.

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2.20	“Participant” shall mean a participant in the Plan as described in Section 5 of the Plan.

2.21	“Plan” shall mean this Employee Stock Purchase Plan, as amended and restated.

2.22	“Purchase Date” shall mean the last Trading Day of each Purchase Period.

2.23	“Purchase Period” shall mean one or more periods within an Offering Period as may be specified by the Committee in accordance with Section 4.3.

2.24	“Purchase Price” shall have the meaning set out in Section 8.2.

2.25	“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

2.26	“Shareowner” shall mean a record holder of Ordinary Shares entitled to vote such Shares under the Corporation’s by-laws.

2.27

“Subsidiary” shall mean any entity treated as a corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, within the meaning of Code Section 424(f), whether or not such corporation now exists or is hereafter organized or acquired by the Corporation or a Subsidiary, which is also a subsidiary within the meaning of Section 155 of the Companies Act.

2.28

“Trading Day” shall mean a day on which U.S. national stock exchanges and the national market system are open for trading and the Ordinary Shares are being publicly traded on one or more of such exchanges or markets.

3.	ELIGIBILITY

3.1 Any individual who is an Employee on an Offering Date shall be eligible to participate in the Plan with respect to the Offering Period commencing on such Offering Date. The Committee may establish administrative rules requiring that an individual be an Employee for some minimum period (not to exceed 30 days) prior to an Offering Date to be eligible to participate with respect to the Offering Period beginning on that Offering Date.

3.2 The Committee may determine that a designated group of highly compensated Employees is ineligible to participate in the Plan so long as the excluded category fits within the definition of “highly compensated employee” in Code Section 414(q).

3.3 No Employee may participate in the Plan if immediately after an option is granted the Employee owns or is considered to own (within the meaning of Code Section 424(d)) Ordinary Shares, including Shares which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Corporation, possessing five percent (5%) or more of the total combined voting power or value of all classes of securities of the Corporation or of any of its Subsidiaries.

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3.4 Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens within the meaning of Section 7701(b)(1)(A) of the Code) may be excluded from participation in the Plan if the participation of such Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan to violate Code Section 423 (or to the extent permitted under Code Section 423). In the case of any Non-423 Sub-Plan adopted pursuant to Section 16, Employees may be excluded from participation in the Plan if the Committee has determined that participation of such Employees is not advisable or practicable.

3.5 All Employees who participate in the Plan or in any separate offering thereunder shall have the same rights and privileges under the Plan or offering, except for differences that may be mandated by Applicable Law and that are consistent with Code Section 423(b)(5); provided that individuals participating in a Non-423 Sub-Plan adopted pursuant to Section 16 need not have the same rights and privileges as Employees participating in the 423 Plan.

3.6 Employees may not participate in more than one Offering Period at a time.

4.	OFFERING PERIODS AND PURCHASE PERIODS

4.1 Offering Periods. With respect to Offering Periods commencing on or after February 1, 2006, the Plan shall generally be implemented by a series of six (6) month Offering Periods with new Offering Periods commencing on the first Trading Day on or after February 1 and August 1 and ending on the last Trading Day in the six-month periods ending on the next July 31 and January 31, respectively, or on such other date as the Committee shall determine, and continuing thereafter until the Plan is terminated pursuant to Section 14 hereof. The Committee shall have the authority to change the frequency and/or duration of Offering Periods (including the commencement dates thereof) in accordance with Section 4.3.

4.2 Purchase Periods. With respect to Offering Periods commencing on or after February 1, 2006, each Offering Period shall generally consist of one Purchase Period that runs concurrently with the Offering Period. The last Trading Day of each Purchase Period shall be the “Purchase Date” for such Purchase Period. Subsequent Purchase Periods, if any, shall run consecutively after the termination of the preceding Purchase Period. The Committee shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases in accordance with Section 4.3.

4.3 Changes to Offering Periods and Purchase Periods. The Committee will have the authority to establish additional or alternative sequential or overlapping Offering Periods than specified under Section 4.1, a different number of Purchase Periods within an Offering Period than specified under Section 4.2, a different duration for one or more Offering Periods or Purchase Periods or different commencement or ending dates for such Offering Periods with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter, provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. In addition, to the extent that the Committee establishes overlapping Offering Periods with more than one Purchase Period in each Offering Period, the Committee

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will have discretion to structure an Offering Period so that if the Fair Market Value of the Ordinary Shares on any Purchase Date within an Offering Period is less than or equal to the Fair Market Value of the Ordinary Shares on the first Trading Day of that Offering Period, then (i) that Offering Period will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering Period will be automatically enrolled in a new Offering Period beginning on the first Trading Day of such new Purchase Period.

4.4 Separate Offerings. Unless otherwise specified by the Committee, each offering of the Plan to Employees of the Corporation or a Designated Subsidiary shall be deemed a separate offering for purposes of Section 423 of the Code, even if the dates and other terms of the applicable Offering Periods of each such offering are identical, and the provisions of the Plan will separately apply to each such separate offering. With respect to the 423 Plan, the terms of separate offerings need not be identical provided that the terms of the Plan and each separate offering together satisfy Section 423 of the Code.

5.	PARTICIPATION

5.1 An eligible Employee may authorize payroll deductions at the rate of any whole percentage of the Employee’s Compensation, not to exceed ten percent (10%) (or such other percentage as the Committee may establish from time to time before an Offering Date) of such Employee’s Compensation on each payday during the Offering Period. All payroll deductions will be held in a general corporate account or a trust account, unless otherwise required by Applicable Law. No interest shall be paid or credited to the Participant with respect to such payroll deductions, unless otherwise required by Applicable Law. The Corporation shall maintain a separate bookkeeping account for each Participant under the Plan and the amount of each Participant’s payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account, unless payroll deductions are prohibited under Applicable Law, in which case the provisions of Section 5.3 of the Plan shall apply.

5.2 Once an Employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of such prior Offering Period at the same contribution level unless the Participant withdraws from the Offering Period as set forth in Section 5.4 below or otherwise changes his or her rate of contribution as set forth in Section 5.5 below. A Participant that is automatically enrolled in a subsequent Offering Period pursuant to this Section 5.2 is (i) not required to file any additional enrollment form in order to continue participation in the Plan and (ii) will be deemed to have accepted the terms and conditions of the Plan, any Non-423 Sub-Plan and enrollment form in effect at the time each subsequent Offering Period begins, subject to Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at the time.

5.3 Notwithstanding any other provisions of the Plan to the contrary, in locations where Applicable Law prohibits payroll deductions, an eligible Employee may elect to participate through contributions to his or her account under the Plan in a form acceptable to the Committee. In such event, any such Employees shall be deemed to be participating in a Non-423 Sub-Plan, unless the Committee otherwise expressly provides that such Employees shall be treated as participating in the Plan or a separate offering thereunder.

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5.4 Under procedures and at times established by the Committee, a Participant may withdraw from the Plan during a Purchase Period, by completing and filing a new payroll deduction authorization and Plan enrollment form with the Corporation or by following electronic or other procedures prescribed by the Committee. If a Participant withdraws from the Plan during a Purchase Period, his or her accumulated payroll deductions will be refunded to the Participant without interest (unless payment of interest is required by Applicable Law), his or her right to participate in the current Offering Period will be automatically terminated and no further payroll deductions for the purchase of Ordinary Shares will be made during the Offering Period. The Committee may establish rules pertaining to the timing of withdrawals, limiting the frequency with which Participants may withdraw and re-enroll in the Plan and may impose a waiting period on Participants wishing to re-enroll following withdrawal.

5.5 A Participant may change his or her rate of contribution through payroll deductions only during an open enrollment period or such other times specified by the Committee by filing a new payroll deduction authorization and Plan enrollment form or by following electronic or other procedures prescribed by the Committee. If a Participant has not followed such procedures to change the rate of contribution, the rate of contribution shall continue at the originally elected rate throughout the Purchase Period and future Purchase Periods (including Purchase Periods of subsequent Offering Periods). Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, the Committee may reduce a Participant’s payroll deductions to zero percent (0%) at any time during a Purchase Period scheduled to end during the current calendar year. Payroll deductions shall re-commence at the rate provided in such Participant’s enrollment form at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 5.4.

6.	TERMINATION OF EMPLOYMENT; CHANGES IN EMPLOYMENT

6.1 Termination. In the event any Participant terminates employment with the Corporation and its Designated Subsidiaries for any reason (including death) prior to the expiration of a Purchase Period, the Participant’s participation in the Plan shall terminate and all amounts credited to the Participant’s account shall be paid to the Participant or, in the case of death, to the Participant’s heirs or estate, without interest. Whether a termination of employment has occurred shall be determined by the Committee. Notwithstanding the foregoing, if a Participant’s termination of employment occurs within a certain period of time as specified by the Committee (not to exceed 30 days) prior to the Purchase Date of the Purchase Period then in progress, his or her option for the purchase of Ordinary Shares will be exercised on such Purchase Date in accordance with Section 9 as if such Participant were still employed by the Corporation or a Designated Subsidiary. Following the purchase of Shares on such Purchase Date, the Participant’s participation in the Plan shall terminate and all remaining amounts credited to the Participant’s account shall be paid to the Participant or, in the case of death, to the Participant’s heirs or estate, without interest (unless payment of interest is required by Applicable Law).

6.2 Leaves of Absence. The Committee may also establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, and the Committee may establish termination of employment procedures for this Plan that are independent of similar rules established under other benefit plans of the Corporation and its Subsidiaries, provided, however, that such procedures are not in conflict with the requirements of Section 423 of the Code.

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6.3 Transfers. If a Participant transfers employment between the Corporation and a Designated Subsidiary participating in the 423 Plan (as set forth in Appendix A to the Plan) or between Designated Subsidiaries participating in the 423 Plan, his or her participation in the Plan shall continue unless and until otherwise terminated in accordance with the Plan. Similarly, if a Participant transfers employment between Designated Subsidiaries participating in a Non-423 Sub-Plan (as set forth in Appendix A to the Plan), his or her participation in the Plan shall continue unless and until otherwise terminated in accordance with the Plan.

If a Participant transfers employment from the Corporation or a Designated Subsidiary participating in the 423 Plan to a Designated Subsidiary participating in a Non-423 Sub-Plan, his or her participation in the Plan shall continue, provided, however, that such participation will be under the applicable Non-423 Sub-Plan as of the date of such transfer and all of the Participant’s accumulated payroll deductions (whether taken while the Participant was employed by the Corporation or a Designated Subsidiary participating in the 423 Plan or while the Participant is employed by a Designated Subsidiary participating in a Non-423 Sub-Plan) shall be used to purchase Shares under the applicable Non-423 Sub-Plan, subject to the Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at such time.

If a Participant transfers employment from a Designated Subsidiary participating in a Non-423 Sub-Plan to the Corporation or a Designated Subsidiary participating in the 423 Plan, any accumulated payroll deductions taken while the Participant was employed by a Designated Subsidiary participating in a Non-423 Sub-Plan shall be used to purchase Shares under the applicable Non-423 Sub-Plan on the next Purchase Date following such transfer; however, no new payroll deductions shall be taken for the remainder of the Purchase Period in which the transfer occurs, and as of the next Offering Date following such transfer, the Participant shall participate in the 423 Plan and payroll deductions shall automatically resume and be used to purchase Shares under the 423 Plan, subject to the Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at such time.

Notwithstanding the foregoing provisions of this Section 6.3, the Committee may establish additional and/or different rules to govern transfers of employment among the Corporation and any Designated Subsidiary, consistent with any applicable requirements of Code Section 423 and the terms of the Plan.

7.	SHARES

Subject to adjustment as set forth in Section 11, the maximum number of Ordinary Shares, which may be issued pursuant to the Plan shall be sixty million (60,000,000) Shares. Subject to adjustment as set forth in Section 11, the maximum number of Shares that may be granted collectively to all Participants within any given Purchase Period is one and one-half million (1,500,000) Shares, unless and until the Board determines otherwise with respect to a Purchase Period. If, on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds either maximum, the Corporation shall make pro rata

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allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. The Shares subject to the Plan may be unissued Shares or reacquired Shares, bought on the market or otherwise. For avoidance of doubt, up to the maximum number of Ordinary Shares reserved under this Section 7 may be used to satisfy purchases of Ordinary Shares under the 423 Plan and any remaining portion of such maximum number of Ordinary Shares may be used to satisfy purchases of Ordinary Shares under any Non-423 Sub-Plans.

8.	OFFERING

8.1 On the Offering Date of each Offering Period, each eligible Employee participating in the Plan shall be granted an option to purchase that number of whole Shares, not to exceed one thousand (1,000) Shares (or such other number of Shares as determined by the Committee and subject to adjustment as set forth in Section 11), which may be purchased with the payroll deductions accumulated on behalf of such Employee during each Purchase Period at the purchase price specified in Section 8.2 below, subject to the additional limitation that no Employee participating in the Section 423 Plan shall be granted an option to purchase Shares under the Plan if such option would permit his or her rights to purchase Shares under all employee stock purchase plans (described in Section 423 of the Code) of the Corporation and its Subsidiaries to accrue at a rate which exceeds U.S. twenty-five thousand dollars (U.S. $25,000) of the Fair Market Value of such Shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of the Plan, an option is “granted” on a Participant’s Offering Date. An option will expire upon the earlier to occur of (i) the termination of a Participant’s participation in the Plan or such Offering Period, (ii) the grant of an option to such Participant on a subsequent Offering Date, or (iii) the termination of the Offering Period. This Section 8.1 shall be interpreted so as to comply with Code Section 423(b)(8).

8.2 The Purchase Price under each option shall be with respect to a Purchase Period the lower of (i) a percentage (not less than eighty-five percent (85%)) established by the Committee (“Designated Percentage”) of the Offering Price, or (ii) the Designated Percentage of the Fair Market Value of a Share on the Purchase Date on which the Shares are purchased; provided that the Purchase Price may be adjusted by the Committee pursuant to Sections 11 or 12 in accordance with Section 424(a) of the Code. The Committee may change the Designated Percentage with respect to any future Offering Period, but not to below eighty-five percent (85%), and the Committee may determine with respect to any prospective Offering Period that the purchase price shall be the Designated Percentage of the Fair Market Value of a Share on the Purchase Date.

9.	PURCHASE OF SHARES

Unless a Participant withdraws from the Plan as provided in Section 5.4 or except as provided in Sections 12 or 14 hereof, on the last Trading Day of each Purchase Period, a Participant’s option shall be exercised automatically for the purchase of that number of whole Shares which the accumulated payroll deductions credited to the Participant’s account at that time shall purchase at the applicable price specified in Section 8.2.

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At the time the Shares are purchased or at the time some or all of the Shares issued under the Plan are disposed of (or at any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for any withholding obligation of the Corporation or a Designated Subsidiary with respect to federal, state, local and foreign income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to participation in the Plan and legally applicable to the Participant (including any amount deemed by the Committee, in its sole discretion, to be an appropriate charge to Participant even if legally applicable to the Corporation or the Participant’s employer). At any time, the Corporation or the Participant’s employer may withhold from the Participant’s wages or other cash compensation the amount necessary for the Corporation or the Participant’s employer to meet applicable withholding obligations, including any withholding required to make available to the Corporation or the Participant’s employer any tax deductions or benefits attributable to the sale or early disposition of the Shares by the Participant. In addition or in the alternative, the Corporation or the Participant’s employer may withhold from the proceeds of the sale of Shares or by any other method of withholding the Corporation or the Participant’s employer deems appropriate.

10.	PAYMENT AND DELIVERY

As soon as practicable after the exercise of an option, the Corporation shall deliver to the Participant a record of the Ordinary Shares purchased and the balance of any amount of payroll deductions credited to the Participant’s account not used for the purchase, except as specified below. The Committee may permit or require that Shares be deposited directly with a broker designated by the Committee or to a designated agent of the Corporation, and the Committee may utilize electronic or automated methods of share transfer. The Committee may require that Shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of the disposition of such Shares. The Corporation shall retain the amount of payroll deductions used to purchase Shares as full payment for the Shares and the Shares shall then be fully paid and non-assessable. No Participant shall have any voting, dividend or other Shareowner rights with respect to Shares subject to any option granted under the Plan until the Shares subject to the option have been purchased and delivered to the Participant as provided in this Section 10. The Committee may in its discretion direct the Corporation to retain in a Participant’s account for the subsequent Purchase Period or Offering Period any payroll deductions which are not sufficient to purchase a whole Share or return such amount to the Participant. Any other amounts that may be left over in a Participant’s account after a Purchase Date shall be returned to the Participant.

11.	RECAPITALIZATION

Subject to any required action by the Shareowners of the Corporation, if there is any change in the outstanding Ordinary Shares because of a merger, consolidation, spin-off, reincorporation, reorganization, recapitalization, dividend in property other than cash, share split, reverse share split, share dividend, liquidating dividend, extraordinary dividend or distribution, combination, exchange or reclassification of the Ordinary Shares (including any such change in the number of Shares effected in connection with a change in domicile of the Corporation), change in corporate structure or any other increase or decrease in the number of Ordinary Shares, or other transaction effected without receipt of consideration by the Corporation, provided that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without consideration,” the number of securities covered by each option under the Plan which has not yet been exercised and the number of securities which

16

have been authorized and remain available for issuance under the Plan, as well as the maximum number of securities which may be purchased by a single Participant and by all Participants in the aggregate in a given Purchase Period, and the price per share covered by each option under the Plan which has not yet been exercised, may be appropriately adjusted by the Board, and the Board shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances. The Board’s determinations under this Section 11 shall be conclusive and binding on all parties.

12.	LIQUIDATION AND CHANGE OF CONTROL

12.1 In the event of the proposed liquidation or dissolution of the Corporation, the Offering Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest (unless payment of interest is required by Applicable Law) to the Participants.

12.2 In the event of a Change of Control, then in the sole discretion of the Board, (1) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor entity, (2) a date established by the Board on or before the date of consummation of such Change of Control shall be treated as a Purchase Date, and all outstanding options shall be exercised on such date, (3) all outstanding options shall terminate and the accumulated payroll deductions will be refunded without interest (unless payment of interest is required by Applicable Law) to the Participants, or (4) outstanding options shall continue unchanged.

13.	TRANSFERABILITY

Neither payroll deductions credited to a Participant’s bookkeeping account nor any rights to exercise an option or to receive Shares under the Plan may be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 5.4.

14.	AMENDMENT OR TERMINATION OF THE PLAN

14.1 The Plan shall continue until terminated in accordance with Section 14.2.

14.2 The Board may, in its sole discretion, insofar as permitted by Applicable Law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever, except that, without approval of the Shareowners, no such revision or amendment shall increase the number of Shares subject to the Plan, other than an adjustment under Section 11 of the Plan, or make other changes for which Shareowner approval is required under Applicable Law. Upon a termination or suspension of the Plan, the Board may in its discretion (i) return, without interest (unless payment of interest is required by Applicable Law), the payroll deductions credited to Participants’ accounts to such Participants, or (ii) set an earlier Purchase Date with respect to an Offering Period and Purchase Period then in progress.

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15.	ADMINISTRATION

15.1 The Board or the Compensation Committee shall appoint a committee of one or more individuals to administer the Plan (the “Committee”), which, unless otherwise specified by the Board, shall consist of the members of the Corporation’s Benefits Administrative Committee, as constituted from time to time in accordance with its charter, and generally made up of senior members of management from the Corporation’s Finance and Human Resources functions. The Committee will serve for such period of time as the Board or the Compensation Committee of the Board may specify and whom the Board or the Compensation Committee of the Board may remove at any time. The Committee will have the authority and responsibility for the day-to-day administration of the Plan, the authority and responsibility specifically provided in this Plan and any additional duty, responsibility and authority delegated to the Committee by the Board or the Compensation Committee of the Board. The Committee shall have full power and authority to adopt, amend and rescind any rules and regulations which it deems desirable and appropriate for the proper administration of the Plan, to construe and interpret the provisions and supervise the administration of the Plan, to designate separate offerings under the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board or the Compensation Committee of the Board. The Committee may delegate to one or more individuals the day-to-day administration of the Plan, to the extent permitted by Applicable Law. The Board, the Compensation Committee of the Board and the Committee reserve the right to administer the Plan, to the extent such right otherwise exists, regardless of any delegation of authority such body may have previously made. Decisions of the Board, the Compensation Committee of the Board and the Committee, as applicable, shall be final and binding upon all participants. The Corporation shall pay all expenses incurred in the administration of the Plan.

15.2 In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Corporation and subject to section 200 of the Companies Act, members of the Board and of the Committee shall be indemnified by the Corporation against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Corporation, in writing, the opportunity at its own expense to handle and defend the same.

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16.	COMMITTEE RULES FOR FOREIGN JURISDICTIONS

The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of Applicable Laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions or other contributions by Participants, establishment of bank or trust accounts to hold payroll deductions or other contributions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of share certificates which vary with local requirements; however, if such varying provisions are not in accordance with the provisions of Section 423(b) of the Code, including but not limited to the requirement of Section 423(b)(5) of the Code that all options granted under the Plan shall have the same rights and privileges unless otherwise provided under the Code, then the individuals affected by such varying provisions shall be deemed to be participating under a Non-423 Sub-Plan and not the 423 Plan. The Committee may adopt Non-423 Sub-Plans applicable to particular Subsidiaries or locations, the rules of which may take precedence over other provisions of this Plan, with the exception of Section 7, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such Non-423 Sub-Plan.

17.	SECURITIES LAWS REQUIREMENTS

17.1 No option granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, applicable state and foreign securities laws and the requirements of any stock exchange upon which the Shares may then be listed, subject to the approval of counsel for the Corporation with respect to such compliance. If on a Purchase Date in any Offering Period hereunder, the Plan is not so registered or in such compliance, options granted under the Plan which are not in compliance shall not be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, options granted under the Plan which are not in compliance shall not be exercised and all payroll deductions accumulated during the Offering Period (reduced to the extent, if any, that such deductions have been used to acquire Shares) shall be returned to the Participants, without interest (unless payment of interest is required by Applicable Law). The provisions of this Section 17 shall comply with the requirements of Section 423(b)(5) of the Code to the extent applicable.

17.2 As a condition to the exercise of an option, the Corporation may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned provisions of Applicable Law.

18.	GOVERNMENTAL REGULATIONS

This Plan and the Corporation’s obligation to sell and deliver Ordinary Shares under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of Shares hereunder.

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19.	NO ENLARGEMENT OF EMPLOYEE RIGHTS

Nothing contained in this Plan shall be deemed to give any Employee or other individual the right to be retained in the employ or service of the Corporation or any Designated Subsidiary or to interfere with the right of the Corporation or Designated Subsidiary to discharge any Employee or other individual at any time, for any reason or no reason, with or without notice.

20.	GOVERNING LAW

This Plan shall be governed by applicable laws of the State of California, without regard to such state’s conflict of laws rules.

21.	EFFECTIVE DATE

This Plan became effective on the Effective Date, subject to approval of the Shareowners of the Corporation within twelve (12) months before or after its date of adoption by the Board, which approval was obtained on December 3, 2002. The Plan, as most recently amended and restated, was adopted by the Board on July 25, 2017, subject to approval of the Shareowners of the Corporation within twelve (12) months after such date.

22.	REPORTS

Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given or made available to Participants at least annually.

23.	DESIGNATION OF BENEFICIARY FOR OWNED SHARES

With respect to Ordinary Shares purchased by the Participant pursuant to the Plan and held in an account maintained by the Corporation or its assignee on the Participant’s behalf, the Participant may be permitted to file a written designation of beneficiary, who is to receive any Shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a Participant may be permitted to file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to the Purchase Date of an Offering Period. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective, to the extent required by Applicable Law. The Participant (and if required under the preceding sentence, his or her spouse) may change such designation of beneficiary at any time by written notice. Subject to Applicable Law (as determined by the Committee in its sole discretion), in the event of a Participant’s death, the Corporation or its assignee shall deliver any Shares and/or cash to the designated beneficiary. Subject to Applicable Law (as determined by the Committee in its sole discretion), in the event of the death of a Participant and in the absence of a beneficiary validly designated who is living at the time of such Participant’s death, the Corporation shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation in its sole discretion, may deliver (or cause its assignee to deliver) such Shares and/or cash to the spouse, or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may determine. The provisions of this Section 23 shall in no event require the Corporation to violate Applicable Law, and the Corporation shall be entitled to take whatever action it reasonably concludes is desirable or appropriate in order to transfer the assets allocated to a deceased Participant’s account in compliance with Applicable Law.

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24.	ADDITIONAL RESTRICTIONS OF RULE 16b-3

The terms and conditions of options granted hereunder to, and the purchase of Ordinary Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions, if any, as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

25.	NOTICES

All notices or other communications by a Participant to the Corporation under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the person, designated by the Corporation for the receipt thereof.

26.	CODE SECTION 409A AND 457A; TAX QUALIFICATION

26.1 Code Sections 409A and 457A. Options granted under the 423 Plan are exempt from the application of Section 409A and Section 457A of the Code. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Section 409A or Section 457A of the Code or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A or Section 457A of the Code, the Committee may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A or Section 457A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A or Section 457A of the Code. Notwithstanding the foregoing, the Corporation shall not have any obligation to indemnify or otherwise protect the Participant from any obligation to pay any taxes, interest or penalties pursuant to Section 409A or 457A of the Code. The Corporation makes no representation that any option to purchase Ordinary Shares under the Plan is compliant with Section 409A or Section 457A of the Code.

26.2 Tax Qualification. Although the Corporation may endeavor to (i) qualify an option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Corporation makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 27.1 hereof. The Corporation shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

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APPENDIX A

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

EMPLOYEE STOCK PURCHASE PLAN

PARTICIPATING EMPLOYERS

423 Plan

Seagate Technology (US) Holdings, Inc.

Seagate US LLC

Seagate Cloud Systems, Inc.

Seagate Federal, Inc.

Seagate Systems (US) Inc. (US employees)

Countries Covered by Non-423 Sub-Plan for Contractors (See Appendix B)

None

Non-423 Sub-Plan (See Appendix C)

Seagate Technology Australia Pty. Limited

Seagate Technology Canada Inc.

Seagate Technology HDD (India) Private Limited

Seagate Technology Manufacturing (Hong Kong) Limited

Seagate Technology (Ireland)

Nippon Seagate Inc.

Seagate Technology (Netherlands) B.V.

Seagate Technology (Netherlands) B.V. – Belgium Branch

Seagate Technology (Netherlands) B.V. – French Branch

Seagate Technology (Netherlands) B.V. – Sweden Branch

Seagate Technology (Netherlands) B.V. – Germany Branch

A-1

Seagate Technology (Netherlands) B.V. – Switzerland PE

Seagate Technology (Netherlands) B.V. – UK Branch

Seagate Technology Taiwan Ltd.

Seagate Technology (Suzhou) Co., Ltd.

Seagate Technology International (Wuxi) Co., Ltd.

Seagate Technology Israel Ltd.

Seagate Technology MEA DMCC (Dubai)

Penang Seagate Industries (M) Sdn. Bhd.

Seagate International (Johor) Sdn. Bhd.

Seagate Singapore International Headquarters Pte. Ltd.

Seagate Technology International, Singapore Branch

Seagate Technology (Thailand) Limited

Seagate Technology Services (Shanghai) Co., Ltd.

Seagate Global Business Services (Malaysia) Sdn. Bhd.

Dot Hill Singapore Pte. Ltd.

Seagate Cloud Systems Japan Ltd.

Dot Hill Systems Deutschland GmbH

Seagate Systems (Mexico) S.A. de C.V.

Seagate Systems (UK) Limited

Seagate Systems Ireland Limited

Seagate Systems (Malaysia) Sdn Bhd.

Seagate (Hangzhou) Data Recovery Services Co., Ltd.

A-2

APPENDIX B

SUBPLAN UNDER THE SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

EMPLOYEE STOCK PURCHASE PLAN

1.

Purpose. The purpose of this subplan under the Seagate Technology Public Limited Company Employee Stock Purchase Plan (the “Subplan”) is to permit eligible contract workers who perform work for the Corporation (any one such individual a “Contractor,” and collectively, “Contractors”) in the countries designated from time to time by the Committee in its sole discretion and listed on Appendix A to the Seagate Technology Public Limited Company Employee Stock Purchase Plan (the “Plan”) to participate in the Plan.

2.

Terms of the Subplan. The terms and conditions of the Subplan shall in all respects be identical to those set forth in the Plan except as set forth in this Subplan; provided, however, that the Subplan shall not be subject to the requirements of Section 423(b)(5) of the Code. Capitalized terms not otherwise defined in this Subplan shall have the same meaning as set forth in the Plan.

3.	Definition of Employee. For purposes of the Subplan, references to Employees in the Plan shall include Contractors.

4.

Subplan Countries. The Committee shall have the authority in its sole discretion to amend the list of countries designated by the Committee and listed on Appendix A to the Plan as necessary and desirable and for such amendments to take effect as shall be determined by the Committee in its sole and absolute discretion.

5.	Terms of the Plan. Except as set forth above, Contractors who participate under the Plan shall be subject to the terms and conditions set forth in the Plan.

B-1

APPENDIX C

SUBPLAN UNDER THE SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY EMPLOYEE STOCK PURCHASE PLAN FOR CERTAIN EMPLOYEES OUTSIDE OF THE UNITED STATES

1.

Purpose. The purpose of this subplan under the Seagate Technology Public Limited Company Employee Stock Purchase Plan (the “Subplan”) is to set forth requirements with respect to the participation by eligible Employees employed outside of the United States at Seagate Technology Australia Pty. Limited, Seagate Technology Canada Inc., Seagate Technology HDD (India) Private Limited, Seagate Technology Manufacturing (Hong Kong) Limited, Seagate Technology (Ireland), Nippon Seagate Inc., Seagate Technology (Netherlands) B.V. (including its branches: Belgium, French, Sweden, German and UK Branches, and Switzerland PE), Seagate Technology Taiwan Ltd., Seagate Technology (Suzhou) Co. Ltd., Seagate Technology International (Wuxi) Co., Ltd., Seagate Technology Israel Ltd., Seagate Technology MEA DMCC (Dubai), Penang Seagate Industries (M) Sdn. Bhd., Seagate International (Johor) Sdn. Bhd., Seagate Singapore International Headquarters Pte. Ltd., Seagate Technology International, Singapore Branch, Seagate Technology (Thailand) Limited, Seagate Technology Services (Shanghai) Co. Ltd., Seagate Global Business Services (Malaysia) Sdn. Bhd., Dot Hill Singapore Pte. Ltd., Seagate Cloud Systems Japan Ltd., Dot Hill Systems Deutschland GmbH, Seagate Systems (Mexico) S.A. de C.V., Seagate Systems (UK) Limited, Seagate Systems Ireland Limited, Seagate Systems (Malaysia) Sdn Bhd. and Seagate (Hangzhou) Data Recovery Services Co., Ltd. in the Seagate Technology Public Limited Company Employee Stock Purchase Plan (the “Plan”).

2.

Terms of the Subplan. Except as set forth in this Subplan, the terms and conditions of the Subplan shall in all respects be identical to those set forth in the Plan; provided, however, that the Subplan shall not be subject to the requirements of Section 423(b)(5) of the Code. Capitalized terms not otherwise defined in this Subplan shall have the same meaning as set forth in the Plan.

3.	Eligibility. Employees of Seagate Technology UK Ltd. (“Seagate UK”) or any branch office of Seagate UK who are located in Russia shall not be eligible to participate in the Plan.

Seagate Technology Public Limited Company

2012 Equity Incentive Plan (as amended and restated),

including any sub-plans thereto

AMENDED AND RESTATED

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

2012 EQUITY INCENTIVE PLAN

Adopted by Board on July 27, 2011, and last amended and restated on July 29, 2019

Initially approved by Shareholders on October 26, 2011, and last amendment and restatement approved by Shareholders on October 29, 2019

Termination Date: October 29, 2029

TABLE OF CONTENTS

(continued)

TABLE OF CONTENTS

(continued)

I. PURPOSES.

The Company, by means of this Plan, seeks to provide incentives for the group of persons eligible to receive Share Awards to align their long-term interests with those of the Company’s shareholders and to perform in a manner individually and collectively that enhances the success of the Company. The Plan is further intended to provide a means by which eligible recipients of Share Awards may be given an opportunity to benefit from increases in value of the Ordinary Shares through the granting of Share Awards including, but not limited to: (i) Incentive Stock Options, (ii) Nonstatutory Share Options, (iii) Restricted Share Bonuses, (iv) Share Appreciation Rights, (v) Phantom Share Units, (vi) Restricted Share Units, (vii) Performance Share Bonuses, (viii) Performance Share Units, (ix) Deferred Share Units, and (x) Other Share-Based Awards.

II. DEFINITIONS.

2.1 “Affiliate” means generally with respect to the Company, any entity directly, or indirectly through one or more intermediaries, controlling or controlled by (but not under common control with) the Company. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code. Solely with respect to the granting of any Nonstatutory Share Options or Share Appreciation Rights, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as defined in Treasury Regulation §1.409A-1(b)(5)(iii)(E).

2.2 “Beneficial Owner” means the definition given in Rule 13d-3 promulgated under the Exchange Act.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change of Control” means the consummation or effectiveness of any of the following events:

(i) The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;

(ii) A merger, reorganization, recapitalization, consolidation or other similar transaction involving the Company in which the voting securities of the Company owned by the shareholders of the Company immediately prior to such transaction do not represent more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such transaction;

(iii) Any person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting securities of the Company (including by way of merger, takeover (including an acquisition by means of a scheme of arrangement), consolidation or otherwise);

(iv) During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new Directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the Directors of the Company then still in office, who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or

(v) A dissolution or liquidation of the Company.

In addition, if a Change of Control constitutes a payment event with respect to any Share Award which provides for the deferral of compensation and is subject to Section 409A of the Code, in order to make payment upon such Change of Control, the transaction or event described above with respect to such Share Award must also constitute a “change in the ownership or effective control of the Company or a “change in the ownership of a substantial portion of the assets” of the Company,” as defined in Treasury Regulation §1.409A-3(i)(5), and if it does not, payment of such Share Award will be made on the Share Award’s original payment schedule or, if earlier, upon the death of the Participant.

Notwithstanding the foregoing, a restructuring of the Company for the purpose of changing the domicile of the Company (including, but not limited to, any change in the structure of the Company resulting from the process of moving its domicile between jurisdictions), reincorporation of the Company or other similar transaction involving the Company (a “Restructuring Transaction”) will not constitute a Change of Control if, immediately after the Restructuring Transaction, the shareholders of the Company immediately prior to such Restructuring Transaction represent, directly or indirectly, more than fifty percent (50%) of the total voting power of the surviving entity.

2.5 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including rules, regulations and guidance promulgated thereunder and successor provisions and rules and regulations thereto (except as otherwise specified herein).

2.6 “Committee” means a committee of one or more Directors (or other individuals who are not members of the Board to the extent allowed by applicable law) appointed by the Board in accordance with Section 3.3 of the Plan.

2.7 “Company” means Seagate Technology Public Limited Company, a public company incorporated under the laws of the Republic of Ireland with limited liability under registered number 480010, or any successor thereto.

2.8 “Consultant” means any person, including an advisor engaged by the Company or an Affiliate, to render consulting or advisory services and who is compensated for such services.

2.9 “Continuous Service” means that the Participant’s active service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided, that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. Unless otherwise determined by the Board or the chief executive officer of the Company (or their delegate), in such party’s sole discretion, Continuous Service shall not be considered interrupted in the case of a leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or an Affiliate is not guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Share Option.

2.10 “Director” means a member of the Board.

2.11 “Deferred Share Unit” means any Share Award for which a valid deferral election is made.

2.12 “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code for all Incentive Stock Options, or to the extent a Share Award provides for the deferral of compensation and is subject to Section 409A of the Code, a “disability” as defined in Treasury Regulation §1.409A-3(i)(4). For all other Share Awards, “Disability” means physical or mental incapacitation such that for a period of six (6) consecutive months or for an aggregate of nine (9) months in any twenty-four (24) consecutive month period, a person is unable to substantially perform his or her duties. Any question as to the existence of that person’s physical or mental incapacitation shall be determined by the Board in its sole discretion.

2.13 “Dividend Equivalent” means a right granted to a Participant pursuant to Sections 7.3(iii), 7.4(iv) and 7.6(iv) of the Plan to receive the equivalent value (in cash or in Shares) of dividends paid on the Ordinary Shares.

2.14 “Eligible Individual” means any person who is an Employee, Director or Consultant, as determined by the Board.

2.15 “Employee” means any person on the payroll records of the Company or an Affiliate and actively providing services as an employee. Service as a Director or compensation by the Company or an Affiliate solely for services as a Director shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.16 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

2.17 “Executive Officer” means an executive officer of the Company within the meaning of Rule 3b-7 of the Exchange Act or an Officer.

2.18 “Fair Market Value” means, as of any date, the value of an Ordinary Share determined as follows:

(i) Unless otherwise determined by the Board in accordance with Section 409A of the Code, if the Ordinary Shares are listed on any established stock exchange (including the New York Stock Exchange) or traded on the NASDAQ Global Select Market, the Fair Market Value of a Share shall be the closing per-share sales price of such Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading and in either case, if no sale occurred on such date, the Fair Market Value shall be the applicable closing per-share sale price for the Shares on the first trading date immediately prior to such date during which a sale occurred, or; or if the Shares are not listed or admitted to trading on a national securities exchange, then the Fair Market Value of a Share shall be determined in good faith by the Board, and to the extent appropriate, based on the reasonable application of a reasonable valuation method.

(ii) For any reference to Fair Market Value in the Plan used to establish the price at which the Company shall issue Ordinary Shares to a Participant under the terms and conditions of a Share Award (such as a Share Award of Options or Share Appreciation Rights), the date as of which this definition shall be applied shall be the grant date of such Share Award.

2.19 “Full-Value Share Award” shall mean any of a Restricted Share Bonus, Restricted Share Unit, Phantom Share Unit, Performance Share Bonus, Performance Share Unit, or other Share-Based Award where the participant receives the entire value of each underlying Ordinary Share without payment (or reduction of such payment by the Company) of an amount at least equal to the Fair Market Value of the Ordinary Shares, determined as of the date of grant.

2.20 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

2.21 “Nominal Value” means US$0.00001 per Share.

2.22 “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

2.23 “Nonstatutory Share Option” means an Option not intended to qualify as an Incentive Stock Option.

2.24 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.25 “Option” means an Incentive Stock Option or a Nonstatutory Share Option granted pursuant to the Plan.

2.26 “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

2.27 “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.28 “Ordinary Share” or “Share” means an ordinary share of the Company, nominal value US$0.00001.

2.29 “Other Share-Based Award” means a Share Award (other than an Option, a Restricted Share Bonus, a Share Appreciation Right, a Phantom Share Unit, a Restricted Share Unit, a Performance Share Bonus, a Performance Share Unit or a Deferred Share Unit) subject to the provisions of Section 7.7 of the Plan.

2.30 “Other Share-Based Award Agreement” means a written agreement between the Company and a holder of an Other Share-Based Award setting forth the terms and conditions of an Other Share-Based Award grant. Each Other Share-Based Award Agreement shall be subject to the terms and conditions of the Plan.

2.31 “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of U.S. Treasury Regulations promulgated under Section 162(m)), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an Officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director; or (ii) is otherwise considered an “outside director” for purposes of Section 162(m).

2.32 “Outstanding Qualified Performance-Based Awards” means any Share Awards granted prior to November 3, 2017 that are outstanding as of the 2019 Amendment Date and that are intended to constitute “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code. For the avoidance of doubt, all provisions of the Plan governing Outstanding Qualified Performance-Based Awards that were in effect prior to the 2019 Amendment Date shall continue in effect with respect to Outstanding Qualified Performance-Based Awards, notwithstanding the elimination of such provisions from the Plan as of the 2019 Amendment Date.

2.33 “Participant” means a person to whom a Share Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Share Award.

2.34 “Performance-Based Award” means a Share Award that is subject, in whole or in part, to Performance Goals and is granted to an Executive Officer pursuant to Article VIII.

2.35 “Performance Goal” means, for a Performance Period, the one or more goals established by the Committee measured by the achievement of certain results, whether financial, transactional or otherwise. Financial results may be, but are not required to be, based on Qualifying Performance Criteria.

2.36 “Performance Period” means one or more periods of time, which, subject to Section 5.4 of the Plan, may be of varying and overlapping duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Share Award.

2.37 “Performance Share Bonus” means a grant of Ordinary Shares subject to the provisions of Section 7.5 of the Plan.

2.38 “Performance Share Bonus Agreement” means a written agreement between the Company and a Participant setting forth the terms and conditions of a Performance Share Bonus grant. Each Performance Share Bonus Agreement shall be subject to the terms and conditions of the Plan.

2.39 “Performance Share Unit” means the right to receive the value of one (1) Ordinary Share subject to the provisions of Section 7.6 of the Plan.

2.40 “Performance Share Unit Agreement” means a written agreement between the Company and a holder of a Performance Share Unit setting forth the terms and conditions of a Performance Share Unit grant. Each Performance Share Unit Agreement shall be subject to the terms and conditions of the Plan.

2.41 “Phantom Share Unit” means the right to receive the value of one (1) Ordinary Share, subject to the provisions of Section 7.3 of the Plan.

2.42 “Phantom Share Unit Agreement” means a written agreement between the Company and a holder of a Phantom Share Unit setting forth the terms and conditions of a Phantom Share Unit grant. Each Phantom Share Unit Agreement shall be subject to the terms and conditions of the Plan.

2.43 “Plan” means this Amended and Restated 2012 Equity Incentive Plan of Seagate Technology Public Limited Company, as amended from time to time.

2.44 “Predecessor Plan” means the Seagate Technology Public Limited Company 2004 Share Compensation Plan.

2.45 “Qualifying Performance Criteria” means any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, and measured, including annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (a) pre- and after-tax income; (b) operating income; (c) net operating income or profit (before or after taxes); (d) net earnings; (e) net income (before or after taxes); (f) operating margin; (g) gross margin; (h) cash flow (before or after dividends); (i) earnings per share; (j) return on equity; (k) return on assets, net assets, investments or capital employed; (l) revenue; (m) market share; (n) cost reductions or savings; (o) funds from operations; (p) total shareholder return; (q) share price; (r) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; (s) market capitalization; (t) economic value added; (u) operating ratio; (v) product development or release schedules; (w) new product innovation; (x) implementation of the Company’s critical processes or projects; (y) customer service or customer satisfaction; (z) product quality measures; (aa) days sales outstanding or working capital management; (bb) inventory or inventory turns; (cc) pre-tax profit and/or (dd) cost reductions.

2.46 “Restricted Share Bonus” means a grant of Ordinary Shares subject to the provisions of Section 7.1 of the Plan.

2.47 “Restricted Share Bonus Agreement” means a written agreement between the Company and a Participant setting forth the terms and conditions of a Restricted Share Bonus grant. Each Restricted Share Bonus Agreement shall be subject to the terms and conditions of the Plan.

2.48 “Restricted Share Unit” means the right to receive the value of one (1) Ordinary Share at the time the Restricted Share Unit vests, subject to the provisions of Section 7.4 of the Plan.

2.49 “Restricted Share Unit Agreement” means a written agreement between the Company and a holder of a Restricted Share Unit setting forth the terms and conditions of a Restricted Share Unit grant. Each Restricted Share Unit Agreement shall be subject to the terms and conditions of the Plan.

2.50 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.51 “Section 162(m)” means Section 162(m) of the Code as in effect prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97; all references in the Plan to sections or subsections of Section 162(m) shall be construed accordingly.

2.52 “Securities Act” means the U.S. Securities Act of 1933, as amended.

2.53 “Share Appreciation Right” or “SAR” means the right to receive an amount equal to the Fair Market Value of one (1) Ordinary Share on the day the Share Appreciation Right is redeemed, reduced by the deemed exercise price or base price of such right, subject to the provisions of Section 7.2 of the Plan.

2.54 “Share Appreciation Right Agreement” means a written agreement between the Company and a holder of a Share Appreciation Right setting forth the terms and conditions of a Share Appreciation Right grant. Each Share Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

2.55 “Share Award” means any Option, Restricted Share Bonus, Share Appreciation Right, Phantom Share Unit, Restricted Share Unit, Performance Share Bonus, Performance Share Unit, Deferred Share Unit, or Other Share-Based Award.

2.56 “Share Award Agreement” means a written agreement between the Company and a holder of a Share Award setting forth the terms and conditions of a Share Award grant. Each Share Award Agreement shall be subject to the terms and conditions of the Plan.

2.57 “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any of its Affiliates.

2.58 “2019 Amendment Date” has the meaning set forth in Section 15.1.

2.59 “2019 Shareholder Approval Date” has the meaning set forth in Section 15.2.

III. ADMINISTRATION.

3.1 Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3.3.

3.2 Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) to determine (a) which Eligible Individuals shall be granted Share Awards; (b) when each Share Award shall be granted; (c) the type or types of Share Awards to be granted; and (d) the number of Share Awards to be granted and the number of Shares to which a Share Award shall relate;

(ii) to determine the terms and conditions of any Share Award granted pursuant to the Plan, including, but not limited to, (a) the purchase price (if any) of Shares to be issued pursuant to any Share Award, (b) any restrictions or limitations on any Share Award or Shares acquired pursuant to a Share Award, (c) any vesting schedule or conditions applicable to a Share Award and accelerations or waivers thereof (including, but not limited to, upon a Change of Control), and (d) any provisions related to recovery of gain on, or forfeiture of, a Share Award or Shares issued pursuant to a Share Award, based on such considerations as the Board in its sole discretion determines;

(iii) to construe and interpret the Plan and Share Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Share Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(iv) to amend the Plan or a Share Award as provided in Article XIII of the Plan;

(v) to suspend or terminate the Plan at any time; provided, that suspension or termination of the Plan shall not materially impair the rights and obligations under any Share Award granted while the Plan is in effect except with the written consent of the affected Participant;

(vi) to settle all controversies regarding the Plan and Share Awards granted under it;

(vii) to exercise such powers and to perform such acts as the Board deems necessary, desirable, convenient or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan; and

(viii) to establish, adopt or revise any rules and regulations, including adopting sub-plans to the Plan or special terms for Share Award Agreements, for the purposes of complying with non-U.S. laws and/or taking advantage of tax favorable treatment for Share Awards granted to Participants outside the United States (as further set forth in Section 5.3 of the Plan) as it may deem necessary or advisable to administer the Plan.

3.3 Delegation to Committee.

(i) General. The Board may delegate administration of the Plan to a Committee of one or more individuals, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including, to the extent permitted by applicable law, the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii) Committee Composition when Ordinary Shares are Publicly Traded. So long as the Ordinary Shares are publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) (as necessary for Outstanding Qualified Performance-Based Awards), and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may, to the extent permitted by applicable law, delegate to a committee of one or more individuals who are not Non-Employee Directors the authority to grant Share Awards to Eligible Individuals who are either (1) not then subject to Section 16 of the Exchange Act or (2) receiving a Share Award as to which the Board or Committee elects not to comply with Rule 16b-3 by having two or more Non-Employee Directors grant such Share Award.

3.4 Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.5 Non-Employee Director Compensation Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a Director who is not an Employee, the sum of the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Share Awards payable in Shares and the maximum cash value of any other Share Award granted under the Plan to an individual who is not an Employee as compensation for services as a Director, together with cash compensation paid to such Director in the form of Board and Committee retainer, meeting or similar fees, during any fiscal year of the Company shall not exceed $750,000. For avoidance of doubt, compensation shall count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred. The foregoing limit may not be increased without the approval of the shareholders of the Company.

IV. SHARES SUBJECT TO THE PLAN.

4.1 Share Reserve. Subject to the provisions of Article XII of the Plan relating to adjustments upon changes in Ordinary Shares, commencing on the 2019 Shareholder Approval Date, the maximum aggregate number of Shares that may be issued pursuant to Share Awards under the Plan shall not exceed 71,600,000 Shares, plus 12,549,079 Shares remaining available for grant under the Predecessor Plan as of the Effective Date (as defined in Section 15.1) (the “Share Reserve”). Any Shares that are subject to Options or SARs granted under the Plan shall be counted against the Share Reserve as one (1) Share for every one (1) Share granted, and any Shares that are subject to Full-Value Share Awards granted under the Plan shall be counted against the Share Reserve as follows, depending on the date of grant of the applicable Full-Value Share Award: (i) two and one-quarter (2.25) Shares for every one (1) Share granted under a Full-Value Share Award on or after October 29, 2019, (ii) two and one-half (2.5) Shares for every one (1) Share granted under a Full-Value Share Award between October 22, 2014 and October 28, 2019 (inclusive), and (iii) two and one-tenth (2.1) Shares for every one (1) Share granted under a Full-Value Share Award prior to October 22, 2014. Notwithstanding the foregoing, and subject to the provisions of Article XII, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options under the Plan shall not exceed twenty million (20,000,000) Shares.

4.2 Adjustments to the Share Reserve. If (i) any Share Award shall for any reason expire, be cancelled or otherwise terminated, in whole or in part, without having been exercised or redeemed in full, or be settled in cash, or (ii) if any Shares subject to Share Awards shall be reacquired by the Company prior to vesting, the Shares subject to such awards shall revert to the Share Reserve and again become available for issuance under the Plan. Any Shares that again become available for grant pursuant to this Section 4.2 shall be added back to the Share Reserve in the applicable ratio described in Section 4.1 of the Plan. Notwithstanding the foregoing, the following shall not revert to the Share Reserve: (a) Shares tendered by a Participant or withheld by the Company in payment of the exercise price to the Company or to satisfy any tax withholding obligation or other tax liability of the Participant, (b) Shares repurchased by the Company on the open market or otherwise, in either case using cash proceeds from the exercise of Options, and (c) Shares that are not issued or delivered as a result of the net settlement of an outstanding Option or SAR.

4.3 Source of Shares. The Shares subject to the Plan may be unissued Shares or reacquired Shares, bought on the market or otherwise.

V. ELIGIBILITY, PARTICIPATION, VESTING AND DIVIDENDS.

5.1 Eligibility. Subject to the provisions of the Plan, each Eligible Individual shall be eligible to receive Share Awards pursuant to the Plan, except that only Employees shall be eligible to receive Incentive Stock Options.

5.2 Participation. Subject to the provisions of the Plan, the Board may, from time to time, select from among Eligible Individuals those to whom Share Awards shall be granted, and shall determine the nature and amount of each Share Award. No Eligible Individual shall have any right to be granted a Share Award pursuant to the Plan.

5.3 Non-U.S. Participants. Notwithstanding any provision of the Plan to the contrary, to comply with the laws in countries outside the United States in which the Company and its Affiliates operate or in which Eligible Individuals provide services to the Company or its Affiliates, the Board, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States shall be eligible to participate in the Plan; (iii) modify the terms and conditions of any Share Award granted to Eligible Individuals outside the United States; (iv) establish sub-plans and modify exercise procedures and other terms and procedures and rules, to the extent such actions may be necessary or advisable, including adoption of rules, procedures or sub-plans applicable to particular Affiliates or Participants residing in particular locations; provided, that no such sub-plans and/or modifications shall take precedence over Article IV of the Plan or otherwise require shareholder approval; and (v) take any action, before or after a Share Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Without limiting the generality of the foregoing, the Board is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on eligibility to receive a Share Award under the Plan or on death, disability, retirement or other termination of Continuous Service, available methods of exercise or settlement of a Share Award, payment of income, social insurance contributions and payroll taxes, the shifting of employer tax liability to the Participant, the withholding procedures and handling of any Share certificates or other indicia of ownership. Notwithstanding the foregoing, the Board may not take any actions hereunder, and no Share Awards shall be granted, that would violate the Securities Act, the Exchange Act, any securities law or governing statute or any other applicable law.

5.4 Minimum Vesting. Notwithstanding any provision of the Plan to the contrary, all Share Awards granted under the Plan after the 2019 Shareholder Approval Date shall have a minimum vesting period of one (1) year measured from the grant date of the applicable Share Award; provided, however, that up to five percent (5%) of the Shares available for future distribution under the Plan as of the 2019 Shareholder Approval Date may be granted without such minimum vesting requirement. Nothing in this Section 5.4 shall limit the Company’s ability to grant Share Awards that contain rights to accelerated vesting on a termination of Continuous Service or to otherwise accelerate vesting, including, without limitation, upon a Change of Control. In addition, the minimum vesting requirement set forth in this Section 5.4 shall not apply to: (i) Share Awards issued by the Company in assumption of or substitution for awards previously granted, or the right or obligation to grant future awards, by a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines; or (ii) Share Awards granted to a Director who is not an Employee which vest on the earlier of the one (1) year anniversary of the grant date and the next annual meeting of the Company’s shareholders (which is at least fifty (50) weeks after the immediately preceding year’s annual meeting). Further, this Section 5.4 shall not limit the provisions of Article XII of the Plan.

5.5 Dividends. Notwithstanding any provision of the Plan to the contrary, in no event shall any Share Award provide for the Participant’s receipt of dividends or Dividend Equivalents in any form prior to the vesting of such Share Award or applicable portion thereof or otherwise permit the payment of dividends or Dividend Equivalents on a Share Award to the extent that it has not vested.

VI. OPTION PROVISIONS.

Each Option shall be evidenced by an Option Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be designated Incentive Stock Options or Nonstatutory Share Options at the time of grant. The terms and conditions of Option Agreements may change from time to time and the terms and conditions of separate Option Agreements need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

6.1 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Ordinary Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Share Options.

6.2 Term. No Option shall be exercisable after the expiration of seven (7) years from the date it was granted. Notwithstanding the foregoing, no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date it was granted.

6.3 Vesting. The Board shall determine the criteria under which Options may vest and become exercisable, subject to Section 5.4 of the Plan; the criteria may include Continuous Service and/or the achievement of Performance Goals and in any event such criteria shall be set forth in the Option Agreement.

6.4 Exercise Price of an Option. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Ordinary Shares on the date the Option is granted; provided, that an Option may be granted with an exercise price lower than that set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code and Section 424(a) of the Code. Notwithstanding the foregoing, the exercise price of each Incentive Stock Option granted to a Ten Percent Shareholder shall be at least one hundred ten percent (110%) of the Fair Market Value of the Ordinary Shares on the date the Option is granted.

6.5 Consideration. The purchase price of Ordinary Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Share Option) and pursuant to procedures established by the Company from time to time: (a) by delivery to the Company of other Shares, (b) according to a deferred payment or other similar arrangement with the Optionholder, including use of a promissory note, (c) pursuant to a “same day sale” program, or (d) by some combination of the foregoing.

6.6 Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination or as otherwise set forth in the Option Agreement) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

6.7 Extension of Option Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time because the issuance of Shares would violate either the registration requirements under the Securities Act (or other applicable securities law) or the Company’s insider trading policy, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of either such registration requirements (or other applicable securities law) or the Company’s insider trading policy.

6.8 Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

6.9 Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to Section 6.10 or 6.11 of the Plan, but only within the period ending on the earlier of (a) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

6.10 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, if provided in the Option Agreement, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.11 Transferability of a Nonstatutory Share Option. Unless otherwise provided by the Board, a Nonstatutory Share Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, if provided in the Option Agreement, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

VII. SHARE AWARDS PROVISIONS OTHER THAN OPTIONS.

7.1 Restricted Share Bonus Awards. Each Restricted Share Bonus shall be evidenced by a Restricted Share Bonus Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Restricted Share Bonuses shall be paid by the Company in Ordinary Shares. Should Shares be issued pursuant to a Restricted Share Bonus award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Restricted Share Bonus award shall then be allotted as fully paid to the Participant. The terms and conditions of Restricted Share Bonus Agreements may change from time to time, and the terms and conditions of separate Restricted Share Bonus Agreements need not be identical, but each Restricted Share Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Vesting. Restricted Share Bonus awards shall be subject to a vesting schedule and vesting shall generally be based on the Participant’s Continuous Service and shall be subject to Section 5.4 of the Plan. Upon failure to meet the vesting conditions, Shares awarded under the Restricted Share Bonus Agreement shall be subject to a share reacquisition right in favor of the Company in accordance with the vesting schedule; provided, that any such Shares shall be reacquired without the payment of any consideration to the Participant.

(ii) Termination of Participant’s Continuous Service. Except as may otherwise be provided in the Restricted Share Bonus Agreement, in the event a Participant’s Continuous Service terminates, the Company shall reacquire (without the payment of any consideration) any of the Shares held by the Participant that have not vested as of the date of termination under the terms of the Restricted Share Bonus Agreement.

(iii) Transferability. Rights to acquire Shares under the Restricted Share Bonus Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Share Bonus Agreement, as the Board shall determine in its discretion, so long as Ordinary Shares awarded under the Restricted Share Bonus Agreement remain subject to the terms of the Restricted Share Bonus Agreement.

(iv) Dividends. Any dividends payable with respect to the Ordinary Shares underlying a Restricted Share Bonus award shall be subject to the same vesting conditions as such Shares; dividends, if any, that may become payable upon the vesting of such Shares shall be distributed to the Participant, at the discretion of the Board, in cash or in Ordinary Shares having a Fair Market Value equal to the amount of such dividends; provided, that, if such Shares are forfeited, the Participant shall have no right to such dividends (except as otherwise set forth in the applicable Restricted Share Bonus Agreement, subject to Section 5.5 of the Plan).

7.2 Share Appreciation Rights. Two types of Share Appreciation Rights (or SARs) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. Each SAR shall be evidenced by a Share Appreciation Right Agreement (or, if applicable, the underlying Option Agreement) which shall be in such form and shall contain such additional terms and conditions not inconsistent with the Plan as the Board shall deem appropriate. Should Shares be issued pursuant to a SAR in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the SAR shall then be allotted as fully paid to the Participant. The additional terms and conditions of Share Appreciation Right Agreements (and/or underlying Option Agreements, as applicable) may change from time to time, and the additional terms and conditions of separate Share Appreciation Right Agreements (and/or underlying Option Agreements) need not be identical.

(i) Stand-Alone SARs. The following terms and conditions shall govern the grant and redeemability of stand-alone SARs:

(a) The stand-alone SAR shall cover a specified number of underlying Shares and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the Shares underlying the redeemed right over (ii) the aggregate base price in effect for those Shares.

(b) The number of Shares underlying each stand-alone SAR and the base price in effect for those Shares shall be determined by the Board in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price per Share be less than one hundred percent (100%) of the Fair Market Value per underlying Share on the grant date.

(c) The distribution with respect to any redeemed stand-alone SAR may be made in Shares valued at Fair Market Value on the redemption date, in cash, or partly in Shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

(ii) Stapled SARs. The following terms and conditions shall govern the grant and redemption of stapled SARs:

(a) Stapled SARs may only be granted concurrently with an Option to acquire the same number of Shares as the number of such Shares underlying the stapled SARs.

(b) Stapled SARs shall be redeemable upon such terms and conditions as the Board may establish and shall grant a holder the right to elect among (1) the exercise of the concurrently granted Option for Shares, whereupon the number of Shares subject to the stapled SARs shall be reduced by an equivalent number, (2) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value (on the redemption date) of the number of vested Shares which the holder redeems over the aggregate base price for such vested Shares, whereupon the number of Shares subject to the concurrently granted Option shall be reduced by any equivalent number, or (3) a combination of (1) and (2).

(c) The distribution to which the holder of stapled SARs shall become entitled under this Section 7.2 upon the redemption of stapled SARs as described in Section 7.2(ii)(B) above may be made in Shares valued at Fair Market Value on the redemption date, in cash, or partly in Shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

7.3 Phantom Share Units. Each Phantom Share Unit shall be evidenced by a Phantom Share Unit Agreement which shall be in such form and shall contain such additional terms and conditions not inconsistent with the Plan as the Board shall deem appropriate. Should Shares be issued pursuant to a Phantom Share Unit award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Phantom Share Unit award shall then be allotted as fully paid to the Participant. The additional terms and conditions of Phantom Share Unit Agreements may change from time to time, and the additional terms and conditions of separate Phantom Share Unit Agreements need not be identical. The following terms and conditions shall govern the grant and redeemability of Phantom Share Units:

(i) Phantom Share Unit awards shall be redeemable by the Participant to the Company upon such terms and conditions as the Board may establish. The value of a single Phantom Share Unit shall be equal to the Fair Market Value of a Share, unless the Board otherwise provides in the terms of the Phantom Share Unit Agreement.

(ii) The distribution with respect to any Phantom Share Unit award may be made in Shares valued at Fair Market Value on the redemption date, in cash, or partly in Shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

(iii) Dividend Equivalents may be credited in respect of Shares covered by Phantom Share Units, as determined by the Board and set forth in the Phantom Share Unit Agreement. At the sole discretion of the Board, such Dividend Equivalents may be paid in cash or converted into additional Shares covered by the Phantom Share Units in such manner as determined by the Board. Any cash payment or additional Shares covered by the Phantom Share Units credited by reason of such Dividend Equivalents will be subject to all the terms and conditions, including vesting, of the Phantom Share Units to which they relate.

7.4 Restricted Share Units. Each Restricted Share Unit shall be evidenced by a Restricted Share Unit Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. A Restricted Share Unit is the right to receive the value of one (1) Ordinary Share at the time the Restricted Share Unit vests. Should Shares be issued pursuant to a Restricted Share Unit award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Restricted Share Unit award shall then be allotted as fully paid to the Participant.

To the extent permitted by the Board in the terms of his or her Restricted Share Unit agreement, a Participant may elect to defer receipt of the value of the Shares otherwise deliverable upon the vesting of Restricted Share Units, so long as such deferral election complies with applicable law, including Section 409A of the Code. Such deferred Restricted Share Units will be treated as Deferred Share Units hereunder. When the Participant vests in such Restricted Share Units, the Participant will be credited with a number of Deferred Share Units equal to the number of Shares for which delivery is deferred.

Restricted Share Units and Deferred Share Units may be paid by the Company by delivery of Shares, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Share Units.

The terms and conditions of Restricted Share Unit Agreements may change from time to time, and the terms and conditions of separate Restricted Share Unit Agreements need not be identical, but each Restricted Share Unit Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Vesting. Restricted Share Units shall be subject to a vesting schedule and vesting shall generally be based on the Participant’s Continuous Service and shall be subject to Section 5.4 of the Plan.

(ii) Termination of Participant’s Continuous Service. Except as may otherwise be provided in the Restricted Share Unit Agreement, in the event a Participant’s Continuous Service terminates, any of the Restricted Share Units held by the Participant that have not vested as of the date of termination under the terms of the Restricted Share Unit agreement shall be forfeited.

(iii) Transferability. Rights to acquire the value of Shares under the Restricted Share Unit Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Share Unit Agreement, as the Board shall determine in its discretion, so long as any Ordinary Shares awarded under the Restricted Share Unit Agreement remain subject to the terms of the Restricted Share Unit Agreement.

(iv) Dividend Equivalents. Dividend Equivalents may be credited in respect of Shares covered by Restricted Share Units, as determined by the Board and set forth in the Restricted Share Unit Agreement. At the sole discretion of the Board, such Dividend Equivalents may be paid in cash or converted into additional Shares covered by the Restricted Share Units in such manner as determined by the Board. Any cash payment or additional Shares covered by the Restricted Share Units credited by reason of such Dividend Equivalents will be subject to all the terms and conditions, including vesting, of the Restricted Share Units to which they relate.

7.5 Performance Share Bonus Awards. Each Performance Share Bonus shall be evidenced by a Performance Share Bonus Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Performance Share Bonuses shall be paid by the Company in Ordinary Shares. Should Shares be issued pursuant to a Performance Share Bonus award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Performance Share Bonus award shall then be allotted as fully paid to the Participant. The terms and conditions of Performance Share Bonus Agreements may change from time to time, and the terms and conditions of separate Performance Share Bonus Agreements need not be identical, but each Performance Share Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Vesting. Performance Share Bonus awards shall be subject to a vesting schedule and vesting shall be based on the achievement of certain Performance Goals or on a combination of the achievement of certain Performance Goals and the Participant’s Continuous Service, as set forth in the Performance Share Bonus Agreement and subject to Section 5.4 of the Plan. Upon failure to meet Performance Goals or other vesting conditions, Shares awarded under the Performance Share Bonus Agreement shall be subject to a share reacquisition right in favor of the Company in accordance with the vesting schedule; provided, that any such Shares shall be reacquired without the payment of any consideration to the Participant.

(ii) Termination of Participant’s Continuous Service. Except as may otherwise be provided in the Performance Share Bonus Agreement, in the event a Participant’s Continuous Service terminates, the Company may reacquire (without the payment of any consideration) any of the Shares held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Bonus Agreement.

(iii) Transferability. Rights to acquire Shares under the Performance Share Bonus Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Bonus Agreement, as the Board shall determine in its discretion, so long as Ordinary Shares awarded under the Performance Share Bonus Agreement remain subject to the terms of the Performance Share Bonus Agreement.

(iv) Dividends. Any dividends payable with respect to the Ordinary Shares underlying a Performance Share Bonus award shall be subject to the same vesting conditions as such Shares; dividends, if any, that may become payable upon vesting of such Shares shall be distributed to the Participant, at the discretion of the Board, in cash or in Ordinary Shares having a Fair Market Value equal to the amount of such dividends; provided, that, if such Shares are forfeited, the Participant shall have no right to such dividends (except as otherwise set forth in the applicable Performance Share Bonus Agreement, subject to Section 5.5 of the Plan).

7.6 Performance Share Units. Each Performance Share Unit shall be evidenced by a Performance Share Unit Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. A Performance Share Unit is the right to receive the value of one (1) Ordinary Share at the time the Performance Share Unit vests. Should Shares be issued pursuant to a Performance Share Unit award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Performance Share Unit award shall then be allotted as fully paid to the Participant.

To the extent permitted by the Board in the terms of his or her Performance Unit Share Agreement, a Participant may elect to defer receipt of the value of Shares otherwise deliverable upon the vesting of an award of Performance Share Units, so long as such deferral election complies with applicable law, including Section 409A of the Code. Such deferred Performance Share Units will be treated as Deferred Share Units hereunder. When the Participant vests in such Performance Share Units, the Participant will be credited with a number of Deferred Share Units equal to the number of Shares for which delivery is deferred. Performance Share Units and Deferred Share Units may be paid by the Company by delivery of Shares, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Performance Share Units.

The terms and conditions of Performance Share Unit Agreements may change from time to time, and the terms and conditions of separate Performance Share Unit Agreements need not be identical, but each Performance Share Unit Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Vesting. Performance Share Units shall be subject to a vesting schedule and vesting shall be based on the achievement of certain Performance Goals or on a combination of the achievement of certain Performance Goals and the Participant’s Continuous Service, as set forth in the Performance Share Unit Agreement and subject to Section 5.4 of the Plan.

(ii) Termination of Participant’s Continuous Service. Except as may otherwise be provided in the Performance Share Unit Agreement, in the event a Participant’s Continuous Service terminates, any of the Performance Share Units held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Unit Agreement will be forfeited.

(iii) Transferability. Rights to acquire the value of Shares under the Performance Share Unit Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Unit Agreement, as the Board shall determine in its discretion, so long as Ordinary Shares awarded under the Performance Share Unit Agreement remain subject to the terms of the Performance Share Unit Agreement.

(iv) Dividend Equivalents. Dividend Equivalents may be credited in respect of Shares covered by Performance Share Units, as determined by the Board and set forth in the Performance Share Unit Agreement. At the sole discretion of the Board, such Dividend Equivalents may be paid in cash or converted into additional Shares covered by the Performance Share Units in such manner as determined by the Board. Any cash payment or additional Shares covered by the Performance Share Units credited by reason of such Dividend Equivalents will be subject to all the terms and conditions, including vesting, of the Performance Share Units to which they relate.

7.7 Other Share-Based Awards. The Board is authorized under the Plan to grant Other Share-Based Awards to Participants subject to the terms and conditions set forth in the applicable Share Award Agreement and such other terms and conditions as may be specified by the Board that are not inconsistent with the provisions of the Plan, and that by their terms involve or might involve the issuance of, consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise relate to, Shares. The Board may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Other Share-Based Awards to one or more classes of Participants on such terms and conditions as determined by the Board from time to time.

VIII. PERFORMANCE-BASED AWARDS

8.1 General. Notwithstanding any other provision of the Plan, if the Committee grants a Share Award that is subject to a Performance Goal to a Participant who is an Executive Officer, such Performance-Based Award will be subject to the terms of this Article VIII, unless otherwise expressly determined by the Committee with respect to any provision in this Article VIII other than Section 8.4. Under this Article VIII, the Committee will establish Performance Goals and the level of achievement versus such Performance Goals that shall determine the number of Shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to a Share Award (including a Restricted Share Bonus, Restricted Share Unit, Performance Share Bonus or Performance Share Unit), which criteria may be based on Qualifying Performance Criteria or other standards of financial performance and/or personal performance evaluations. Such Performance Goals shall be established by the Committee no later than the earlier of (i) the date that is ninety (90) days after the commencement of the applicable Performance Period or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. The Committee shall certify the extent to which the Performance Goals have been satisfied and the amount payable as a result thereof, prior to payment, settlement or vesting of any Share Award.

8.2 Adjustments. The Committee may determine to adjust Qualifying Performance Criteria or such other standards of financial and/or personal performance criteria as determined in writing, including, without limitation, the following adjustments:

(i) to exclude restructuring and/or other nonrecurring charges;

(ii) to exclude share-based compensation costs;

(iii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings;

(iv) to exclude the effects of changes to generally accepted accounting principles required by the U.S. Financial Accounting Standards Board, as well as changes in accounting standards promulgated by other accounting standards setters to the extent applicable (for example, resulting from future potential voluntary or mandatory adoption of International Financial Reporting Standards);

(v) to exclude the effects of any statutory adjustments to corporate tax rates;

(vi) to exclude the effects of any “unusual or nonrecurring items” as determined under generally accepted accounting principles;

(vii) to exclude any other unusual, non-recurring gain or loss or other extraordinary item;

(viii) to respond to any unusual or extraordinary transaction, event or development;

(ix) to respond to changes in applicable laws, regulations, and/or accounting principles;

(x) to exclude the dilutive or accretive effects of dispositions, acquisitions or joint ventures;

(xi) to exclude the effect of any change in the outstanding shares by reason of any share dividend or split, share repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to shareholders other than regular cash dividends;

(xii) to reflect the effect of a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such terms of Section 368 of the Code); and

(xiii) to reflect the effect of any partial or completed corporate liquidation.

8.3 Discretionary Adjustments and Limits. For Share Awards that are granted under this Article VIII, notwithstanding the satisfaction of any Performance Goals, the number of Shares granted, issued, retainable and/or vested under a Performance Share Bonus award or Performance Share Unit may, to the extent specified in the Share Award Agreement, be reduced, but not increased, by the Committee on the basis of such further considerations as the Committee shall determine.

8.4 Annual Limitation. The following limits shall apply to the grant of any Share Award under the Plan.

(i) Full-Value Share Awards. Subject to the provisions of Article XII of the Plan relating to adjustments upon changes in Ordinary Shares, no Employee shall be eligible to be granted Full-Value Share Awards covering more than ten million (10,000,000) Shares during any fiscal year of the Company.

(ii) Options and SARs. Subject to the provisions of Article XII of the Plan relating to adjustments upon changes in Ordinary Shares, no Employee shall be eligible to be granted Options and/or SARs covering more than eight million (8,000,000) Shares during any fiscal year of the Company.

IX. USE OF PROCEEDS FROM SHARES.

Proceeds from the sale of Ordinary Shares pursuant to Share Awards shall constitute general funds of the Company.

X. CANCELLATION AND RE-GRANT OF OPTIONS AND STOCK APPRECIATION RIGHTS.

10.1 Subject to the provisions of the Plan, the Board shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and SARs under the Plan and/or (ii) with the consent of the affected Participants, the cancellation of any outstanding Options and SARs under the Plan in exchange for a cash payment and/or the grant in substitution therefor of new Options and SARs under the

Plan covering the same or different number of Shares, but having an exercise or redemption price per Share not less than one hundred percent (100%) of the Fair Market Value (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, not less than one hundred ten percent (110%) of the Fair Market Value) per Share on the new grant date. Notwithstanding the foregoing, without shareholder approval the Board may exercise its powers under Article XII of the Plan and may grant a Share Award with an exercise or redemption price lower than that set forth above if such Share Award is granted pursuant to an assumption or substitution for another award in a manner satisfying the provisions of Section 409A of the Code and/or Section 424(a) of the Code, as applicable.

10.2 Prior to the implementation of any such repricing or cancellation of one or more outstanding Options or SARs, the Board shall obtain the approval of the shareholders of the Company.

10.3 Shares subject to an Option or SAR canceled under this Article X shall continue to be counted against the Share Reserve described in Section 4.2 of the Plan. The repricing of an Option or SAR under this Article X, resulting in a reduction of the exercise or redemption price, as applicable, shall be deemed to be a cancellation of the original Option or SAR and the grant of a substitute Option or SAR; in the event of such repricing, both the original and the substituted Options or SARs shall be counted against the Share Reserve described in Section 4.2 of the Plan. The provisions of this Section 10.3 shall be applicable only to the extent required by Section 162(m).

XI. MISCELLANEOUS.

11.1 Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to a Share Award except to the extent that the Company has issued the Shares relating to such Share Award.

11.2 No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Share Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Share Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause to the extent permitted under local law, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company, and any applicable provisions of the corporate law of the state or other jurisdiction in which the Company is domiciled, as the case may be.

11.3 Investment Assurances. The Company may require a Participant, as a condition of exercising or redeeming a Share Award or acquiring Shares under any Share Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Shares; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the Shares subject to the Share Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Shares; and (iii) to give such other written assurances as the Company may determine are reasonable in order to comply with applicable law. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the Shares under the Share Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws, and in either case otherwise complies with applicable law. The Company may, upon advice of counsel to the Company, place legends on Share certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable laws, including, but not limited to, legends restricting the transfer of the Shares.

11.4 Withholding Obligations. To the extent provided by the terms of a Share Award Agreement, the Participant may satisfy any federal, state, local, or foreign tax withholding obligation or employer tax liability assumed by the Participant in connection with a Share Award or the acquisition, vesting, distribution or transfer of Ordinary Shares under a Share Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company or an Affiliate) or by a combination of such means: (i) tendering a cash payment; (ii) subject to approval from the Board, authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant; or (iii) subject to approval from the Board, delivering to the Company owned and unencumbered Shares. The Participant may also satisfy such tax withholding obligation or employer tax liability assumed by the Participant by any other means set forth in the applicable Share Award Agreement.

11.5 Forfeiture and Recoupment Provisions. Pursuant to its general authority to determine terms and conditions of Share Awards under the Plan, the Board may specify in a Share Award Agreement that the Participant’s rights, payments and/or benefits with respect to the Share Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to any otherwise applicable vesting or performance conditions of such Share Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of any applicable Company policy or code of conduct (including without limitation, engaging in “Fraud” or “Misconduct” within the meaning of the Company’s Compensation Recovery for Fraud or Misconduct Policy), breach of any agreement between the Participant and the Company or any Affiliate, or any other conduct by the Participant that is detrimental to the business interests or reputation of the Company or any Affiliate. Furthermore, all Share Awards (including Share Awards that have vested in accordance with the Share Award Agreement) shall be subject to any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, including, without limitation, recoupment requirements imposed pursuant to Section 954 of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or any regulations promulgated thereunder, or recoupment requirements under the laws of any other jurisdiction, as well as to the terms and conditions of any recoupment policy adopted by the Company from time to time to implement such requirements or to facilitate corporate governance, or for such other purpose as may be set forth in a Share Award Agreement.

11.6 Compliance with Laws. The Plan, the granting and vesting of Share Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Share Awards granted or awarded hereunder are subject to compliance with all applicable Irish, U.S. (federal, state and local) and foreign laws, rules and regulations and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The Company shall have no obligation to issue or deliver Shares prior to obtaining any approvals from listing, regulatory or governmental authority that the Company determines are necessary or advisable.

The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the Shares paid pursuant to the Plan. To the extent permitted by applicable law, the Plan and Share Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.7 Section 409A. Except as provided in Section 11.8 hereof, to the extent that the Board determines that any Share Award granted under the Plan is subject to Section 409A of the Code, the Share Award Agreement evidencing such Share Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Share Award Agreements shall be interpreted in accordance with Section 409A of the Code and interpretive guidance issued thereunder, including without limitation any regulations or other guidance that may be issued after the date the Plan became effective. Notwithstanding any provision of the Plan to the contrary, in the event that following the date a Share Award is granted the Board determines that the Share Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the date the Plan became effective), the Board may adopt such amendments to the Plan and the applicable Share Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including amendments or actions that would result in a reduction to the benefits payable under a Share Award, in each case, without the consent of the Participant, that the Board determines are necessary or appropriate to (i) exempt the Share Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Share Award, or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section or mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A of the Code if compliance is not practical. Further, to the extent necessary to comply with Section 409A of the Code, no payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or a Share Award Agreement upon a Participant’s termination of employment will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code. Notwithstanding anything elsewhere in the Plan or Share Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A of the Code at the time of such a separation from service with respect to a Share Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Share Award shall be delayed to the extent required by Code Section 409A(a)(2)(B)(i).

11.8 No Representations or Covenants with respect to Tax Qualification. Although the Company may endeavor to (i) qualify a Share Award for favorable or specific tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 11.7 hereof. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Share Awards under the Plan. Nothing in this Plan or in a Share Award Agreement shall provide a basis for any person to take any action against the Company or any Affiliate based on matters covered by Section 409A of the Code, including the tax treatment of any Share Awards, and neither the Company nor any Affiliate will have any liability under any circumstances to the Participant or any other party if a Share Award that is intended to be exempt from, or compliant with, Section 409A of the Code, is not so exempt or compliant or for any action taken by the Board with respect thereto.

XII. ADJUSTMENTS UPON CHANGES IN SHARES.

12.1 Capitalization Adjustments. If any change is made in the Ordinary Shares subject to the Plan, or subject to any Share Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, spinoff, dividend in property other than cash, share split, liquidating dividend, extraordinary dividends or distributions, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the class(es), kind and maximum number of securities subject to the Plan and the maximum number of securities that may be made subject to award to any person pursuant to Section 8.4 above, and the outstanding Share Awards shall be appropriately adjusted in the class(es), kind and number of securities and price per share of the securities subject to such outstanding Share Awards. The Board’s determination regarding such adjustments shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

An adjustment under this provision may have the effect of reducing the price at which Ordinary Shares may be acquired to less than their Nominal Value (the “Shortfall”), but only if and to the extent that the Board shall be authorized to capitalize from the reserves of the Company a sum equal to the Shortfall and to apply that sum in paying up that amount on the Ordinary Shares.

12.2 Adjustments Upon a Change of Control.

(i) In the event of a Change of Control as defined in Sections 2.4(i) through 2.4(iv) hereof, then any surviving entity or acquiring entity shall assume or continue any Share Awards outstanding under the Plan or shall substitute similar share awards (including an award to acquire substantially the same consideration paid to the shareholders in the transaction by which the Change of Control occurs) for those outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue such Share Awards or to substitute similar share awards for those outstanding under the Plan, then with respect to any or all outstanding Share Awards held by Participants, the Board in its sole discretion and without liability to any person may (a) provide for the payment of a cash amount in exchange for the cancellation of a Share Award which, in the case of Options and SARs, may be equal to the product of (x) the excess, if any, of the Fair Market Value per Share at such time over the exercise or redemption price, if any, times (y) the total number of Shares then subject to such Share Award (and otherwise, the Board may cancel such Share Awards for no consideration if the aggregate Fair Market Value of the Shares subject to the Share Awards is less than or equal to the aggregate exercise or redemption price of such Share Awards), (b) continue the Share Awards, or (c) notify Participants holding an Option, Share Appreciation Right or Phantom Share Unit that they must exercise or redeem any portion of such Share Award (including, at the discretion of the Board, any unvested portion of such Share Award) at or prior to the closing of the transaction by which the Change of Control occurs, and that the Share Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change of Control occurs. With respect to any other Share Awards outstanding under the Plan, such Share Awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the Change of Control occurs. The Board shall not be obligated to treat all Share Awards, even those that are of the same type, in the same manner.

(ii) In the event of a Change of Control as defined in Section 2.4(v) hereof, all outstanding Share Awards shall terminate immediately prior to such event.

XIII. AMENDMENT OF THE PLAN AND SHARE AWARDS.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Article XII of the Plan relating to adjustments upon changes in the Ordinary Shares, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, any New York Stock Exchange, NASDAQ Global Select Market or other securities exchange listing requirements, or other applicable law or regulation; provided, that unless otherwise required or advisable under applicable law (as determined by the Board), rights under any Share Award granted before an amendment to the Plan shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

13.4 Amendment of Share Awards. The Board at any time, and from time to time, may amend the terms of any one or more Share Awards; provided, that, unless otherwise required or advisable under applicable law (as determined by the Board), the rights under any Share Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

XIV. TERMINATION OR SUSPENSION OF THE PLAN.

14.1 Termination or Suspension. The Board may suspend or terminate the Plan at any time. No Share Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14.2 No Material Impairment of Rights. Unless otherwise required or advisable under applicable law (as determined by the Board), suspension or termination of the Plan shall not materially impair rights and obligations under any Share Award granted while the Plan is in effect except with the written consent of the Participant.

XV. EFFECTIVE AND EXPIRATION DATE OF PLAN.

15.1 Effective Date. The Plan became effective on the date that it was first approved by the shareholders of the Company (the “Effective Date”). As of the Effective Date, no new awards may be granted under the Predecessor Plan. Awards granted under the Predecessor Plan shall continue to be governed by the terms of the Predecessor Plan in effect on the date of grant of such award. The last amendment and restatement of the Plan, adopted by the Board on July 29, 2019 (the “2019 Amendment Date”), is subject to approval by the shareholders of the Company, which approval shall be obtained within twelve (12) months before or after such adoption by the Board. The approval or disapproval of the Plan by the shareholders of the Company shall have no effect on any other equity compensation plan, program or arrangement sponsored by the Company or any of its Affiliates. For avoidance of doubt, no amendment or restatement of the Plan shall affect the terms and conditions of any Outstanding Qualified Performance Based-Award or any other Share Award that the Company intends to qualify for grandfathering under P.L. 115-97, Section 13601(e)(2), to the extent that it would result in a material modification of such Share Award within the meaning of such Section 13601(e)(2).

15.2 Expiration Date. The Plan shall expire, and no Share Awards shall be granted under the Plan after the tenth (10th) anniversary of the date the Plan, as amended and restated on the 2019 Amendment Date, is approved by the shareholders of the Company (the “2019 Shareholder Approval Date”), except that no Incentive Stock Option shall be granted under the Plan after the earlier of the tenth (10th) anniversary of (i) the 2019 Amendment Date or (ii) the 2019 Shareholder Approval Date. Any Share Awards that are outstanding on the tenth (10th) anniversary of the 2019 Shareholder Approval Date shall remain in force according to the terms of the Plan and the applicable Share Award Agreement.

XVI. CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules. If any provision of the Plan or the application of any provision hereof to any person or circumstance is held to be invalid or unenforceable, the remainder of the Plan and the application of such provision to any other person or circumstance shall not be affected, and the provisions so held to be unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.

Seagate Technology Public Limited Company

2009 Dot Hill Systems Equity Incentive Plan (as amended and restated),

including any sub-plans thereto.

DOT HILL SYSTEMS CORP.

2009 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: APRIL 27, 2009

APPROVED BY THE STOCKHOLDERS: JUNE 15, 2009

AMENDMENT ADOPTED BY THE BOARD OF DIRECTORS: MARCH 1, 2011

AMENDMENT APPROVED BY THE STOCKHOLDERS: MAY 2, 2011

AMENDMENT ADOPTED BY THE BOARD OF DIRECTORS: FEBRUARY 20, 2012

AMENDMENT ADOPTED BY THE BOARD OF DIRECTORS: FEBRUARY 27, 2014

AMENDMENT APPROVED BY THE STOCKHOLDERS: MAY 5, 2014 TERMINATION DATE: FEBRUARY 26, 2024

1.	GENERAL.

(a)

Successor to and Continuation of Prior Plans. The Plan is intended as the successor to and continuation of the Dot Hill Systems Corp. 2000 Amended and Restated Equity Incentive Plan and the Dot Hill Systems Corp. 1995 Incentive Program, as Amended and Restated (the “Prior Plans”). Following the Effective Date, no additional stock awards shall be granted under the Prior Plans. Any shares remaining available for issuance pursuant to the exercise of options or settlement of stock awards under the Prior Plans as of the Effective Date (the “Prior Plans’ Available Reserve”) shall become available for issuance pursuant to Stock Awards granted hereunder. From and after the Effective Date, all outstanding stock awards granted under the Prior Plans shall remain subject to the terms of the Prior Plans; provided, however, any shares subject to outstanding stock awards granted under the Prior Plans that expire or terminate for any reason prior to exercise or settlement (the “Returning Shares”) shall become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after the Effective Date of this Plan shall be subject to the terms of this Plan.

(b)	Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.

(c)

Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d)

Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

2.	ADMINISTRATION.

(a)	Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)	Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or a Stock Award Agreement, suspension or termination of the Plan shall not materially impair a Participant’s rights and obligations under any then-outstanding Award granted except with the written consent of the affected Participant.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to

Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan. Except as provided above or as otherwise provided in the Plan or an Award Agreement, rights under any Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code or to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c)	DELEGATION TO COMMITTEE.

(i)

General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)

Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d)

Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.

(e)

Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f)

Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee shall have the authority to: (i) reduce the exercise price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

3.	SHARES SUBJECT TO THE PLAN.

(a)

Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date shall not exceed 27,520,535 shares (the “Share Reserve”), which number is the sum of (i) the number of shares subject to the Prior Plans’ Available Reserve, (ii) 4,500,000 shares approved by the Board and stockholders effective at the Company’s 2009 annual meeting of stockholders, (iii) 8,000,000 new shares approved by the Board and stockholders effective at the Company’s 2011 annual meeting of stockholders, (iv) 7,000,000 new shares approved by the Board and stockholders effective at the Company’s 2014 annual meeting of stockholders plus (v) an additional number of shares in an amount not to exceed 7,112,217 shares (which number consists of the Returning Shares, if any, as such shares become available from time to time). For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan and does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance shall not reduce the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.

(b)

Subject to subsection 3(c), the number of shares available for issuance under the Plan shall be reduced by: (i) one (1) share for each share of stock issued pursuant to (A) an Option granted under Section 5, or (B) a Stock Appreciation Right granted under Section 5 with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant; and (ii) 1.5 shares for each share of Common Stock issued pursuant to a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award or Other Stock Award.

(c)	Reversion of Shares to the Share Reserve.

(i)

Shares Available For Subsequent Issuance. If any shares of common stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited shall revert to and again become available for issuance under the Plan. Notwithstanding the provisions of this Section 3(c)(i), any such shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options. To the extent there is issued a share of Common Stock pursuant to a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award or Other Stock Award, and such share of Common Stock again becomes available for issuance under the Plan pursuant to this Section 3(c), then the number of shares of Common Stock available for issuance under the Plan shall increase by 1.5 shares.

(ii)

Shares Not Available For Subsequent Issuance. If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant shall not remain available for issuance under the Plan. Also, any shares reacquired by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall not again become available for issuance under the Plan.

(d)

Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 3 and, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be the number of shares in the Share Reserve (i.e. 55,041,070 shares).

(e)	Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors, and Consultants who are providing Continuous Services only to any “parent” of the Company, as such term is defined in Rule 405 promulgated under the Securities Act, unless such Stock Awards are exempt from, or comply with, the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Participant shall be eligible to be granted during any calendar year Options, Stock Appreciation Rights and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted covering more than 2,000,000 shares of Common Stock. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

5.	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of seven (7) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board.

(d) Exercise and Payment of a SAR. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:

(i) Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the event giving rise to the termination occurred, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

6.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) PERFORMANCE AWARDS.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The maximum number of shares covered by an Award that may be granted to any Participant in a calendar year attributable to Stock Awards described in this Section 6(c)(i) (whether the grant, vesting or exercise is contingent upon the attainment during a Performance Period of the Performance

Goals) shall not exceed 2,000,000 shares of Common Stock. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. In any calendar year, the Committee may not grant a Performance Cash Award that has a maximum value that may be paid to any Participant in excess of $2,000,000. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(iv) Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, or (b) the date on which twenty-five (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.	MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, as applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j) Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

9.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(d), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 4(c) and 6(c)(i) , and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award:

(i) Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award, or may choose to assume or continue the Stock Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution shall be set by the Board.

(ii) Stock Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Stock Awards may be exercised) shall be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii) Stock Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award), over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards, portions thereof, or with respect to all Participants. Notwithstanding the foregoing, stock awards granted under the Prior Plans may provide for different treatment upon a Corporate Transaction or similar event, and the provisions of the Prior Plans will be controlling.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

10.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of February 27, 2014, the date the Plan, as amended, was approved by the Board (provided that the stockholders of the Company approve such Plan, as amended, within the twelve months following such Board approval). No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

11.	EFFECTIVE DATE OF PLAN.

This Plan shall become effective on the Effective Date.

12.	CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.	DEFINITIONS. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction (as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(f) “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events that has a material negative impact on the business or reputation of the Company: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; or

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.

Notwithstanding the foregoing or any other provision of this Plan, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Dot Hill Systems Corp., a Delaware corporation.

(l) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee,

Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) the consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) the consummation of a sale or other disposition of more than fifty (50%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o) “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2009 provided this Plan is approved by the Company’s stockholders at such meeting.

(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(cc) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(dd) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ee) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ff) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(gg) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(hh) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(kk) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) revenue; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) share price performance; (xxviii) debt reduction; (xxix) implementation or completion of projects or processes; (xxx) customer satisfaction; (xxxi) stockholders’ equity; (xxxii) capital expenditures; (xxxiii) debt levels; (xxxiv) operating profit or net operating profit; (xxxv) workforce diversity; (xxxvi) growth of net income or operating income; (xxxvii) billings; (xxxviii) bookings; (xxxix) employee retention; (xxxx) budget management; (xxxxi) research progress; (xxxxii) strategic partnerships; and (xxxxiii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

(ll) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(mm) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(oo) “Plan” means this Dot Hill Systems Corp. 2009 Equity Incentive Plan, as amended from time to time.

(pp) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(rr) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(tt) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu) “Securities Act” means the Securities Act of 1933, as amended.

(vv) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(ww) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(xx) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(yy) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(zz) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(aaa) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

Seagate Technology plc Amended and Restated Executive Officer Performance Bonus Plan

SEAGATE TECHNOLOGY PLC

EXECUTIVE OFFICER PERFORMANCE BONUS PLAN

As Amended and Restated Effective as of July 23, 2013

The objectives of the Seagate Technology plc Executive Officer Performance Bonus Plan (the “EOPB”) are to motivate and reward the Company’s executive officers to produce results that increase shareholder value and to encourage individual and team behavior that helps the Company achieve both short and long-term corporate objectives. The EOPB was previously amended and restated effective as of June 28, 2008.

ARTICLE I.

DEFINITIONS

Section 1.1 – “Base Compensation” with respect to a Performance Period shall mean the Participant’s rate of annual base salary as in effect as of the last day of such Performance Period, prorated for a partial Performance Period if the Participant was not employed or eligible to participate in the EOPB, as applicable, for the full Performance Period, and shall exclude moving expenses, bonus pay and other payments which are not considered part of annual base salary.

Section 1.2 – “Board” shall mean the Board of Directors of the Company.

Section 1.3 – “Code” shall mean the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be deemed to include a reference to the regulations promulgated under such section and to any successor provision of such section.

Section 1.4 – “Committee” shall mean the Compensation Committee of the Board described in Section 6.1 or, where applicable, shall mean the independent members of the Board in relation to the bonus award payable to the Company’s Chief Executive Officer where such members make any determination with respect to such award.

Section 1.5 – “Company” shall mean Seagate Technology plc, an Irish company.

Section 1.6 – “Compensation Recovery Policy” shall mean the Company’s Compensation Recovery for Fraud or Misconduct Policy, as such policy may be amended or superseded from time to time.

Section 1.7 – “Disability” shall mean the physical or mental incapacitation such that for a period of six consecutive months or for an aggregate of nine months in any 24-month consecutive period, a Participant is unable to substantially perform his or her duties. Any question as to the existence of that Participant’s physical or mental incapacitation as to which the Participant or the Participant’s representative and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Participant and the Company. If the Participant and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing. The determination of “Disability” made in writing to the Company and the Participant shall be final and conclusive for all purposes of the bonus awards.

Section 1.8 – “Executive Officer” shall mean an employee who is subject to the requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

Section 1.9 – “Participant” shall mean, with respect to any Performance Period during the term of the EOPB, an Executive Officer selected or approved by the Committee to participate in the EOPB in accordance with Section 2.3 hereof.

Section 1.10 – “Performance Period” shall mean the period for which performance is calculated, which, unless otherwise indicated by the Committee, shall be the fiscal year.

Section 1.11 – “Severance Plan” shall mean the Fifth Amended and Restated Executive Severance and Change in Control Plan, as such plan may be amended from time to time.

ARTICLE II.

BONUS AWARDS

Section 2.1 – Performance Targets. A Participant shall be eligible to earn a bonus award under the EOPB based on the achievement of one or more performance targets by the Company, as determined by the Committee for each Performance Period. The performance targets for a Performance Period shall be based on any one or more of the following objective performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, and measured over the designated Performance Period, on an absolute basis or relative to a pre- established target, to previous years’ results or to a designated comparison group or index, in each case as the Committee determines: (a) pre-and after-tax income; (b) operating income;

(c) net operating income or profit (before or after taxes); (d) net earnings; (e) net income (before or after taxes); (f) operating margin; (g) gross margin; (h) cash flow (before or after dividends);

(i) earnings per share; (j) return on equity; (k) return on assets, net assets, investments or capital employed; (l) revenue; (m) market share; (n) cost reductions or savings; (o) funds from operations; (p) total shareholder return; (q) share price; (r) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; (s) market capitalization;

(t) economic value added; (u) operating ratio; (v) product development or release schedules;

(w) new product innovation; (x) implementation of the Company’s critical processes or projects;

(y) customer service or customer satisfaction; (z) product quality measures; (aa) days sales outstanding or working capital management; (bb) inventory or inventory turns; (cc) pre-tax profit and/or (dd) cost reductions.

Section 2.2 – Adjustments. To the extent consistent with Section 162(m) of the Code, the Committee may determine to adjust any of the foregoing performance targets established by the Committee pursuant to Section 2.3 as follows: (a) to exclude restructuring and/or other nonrecurring charges; (b) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (c) to exclude the effects of changes to generally accepted accounting principles required by the U.S. Financial Accounting Standards Board, as well as changes in accounting standards promulgated by other accounting standards setters to the extent applicable (for example, resulting from future potential voluntary or mandatory adoption of International Financial Reporting Standards); (d) to exclude the effects of any statutory adjustments to corporate tax rates; (e) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (f) to exclude any other unusual, non-recurring gain or loss or other extraordinary item; (g) to respond to any unusual or extraordinary transaction, event or development; (h) to respond to changes in applicable laws, regulations, and/or accounting principles; (i) to exclude the dilutive or accretive effects of dispositions, acquisitions or joint ventures; (j) to exclude the effect of any change in the outstanding shares by reason of any share dividend or split, share repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to shareholders other than regular cash dividends;

(k) to reflect the effect of a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such terms of Section 368 of the Code); and (l) to reflect the effect of any partial or completed corporate liquidation.

Section 2.3 – Bonus Awards. Each individual who is an Executive Officer (a) who remains continuously employed as an Executive Officer from the first day of the applicable Performance Period (or, if later, from his or her first day of employment or eligibility to participate in the EOPB, as applicable) through and including the last day of the applicable Performance Period and (b) who is selected or approved by the Committee to participate in the EOPB with respect to such Performance Period, shall be eligible for a bonus award with respect to such Performance Period under this Section 2.3. The Committee shall establish objectively determinable performance targets with respect to Participants under this Section 2.3 for such Performance Period, which shall be based on the performance criteria set forth in Section 2.1.

Achievement of specified levels of the performance target will result in a bonus award to such Participants equal to a fixed dollar amount or a percentage of their Base Compensation, as determined by the Committee; provided, however, that the maximum bonus award payable to any Participant with respect to any Performance Period of the Company shall not exceed

$10,000,000 (and, in any case, shall not exceed $15,000,000 in any fiscal year). The Committee shall establish such specified levels of the performance target(s) and the bonus award, if any, to be paid at each such specified level. As soon as reasonably practicable following the conclusion of each Performance Period and prior to the payment of a bonus award, the Committee shall certify in writing the level of performance attained by the Company for the Performance Period to which such bonus award relates and shall also determine the actual bonus award to be paid to each Participant. The Committee shall have no discretion to increase the amount of a Participant’s bonus award but the Committee shall have unlimited discretion to reduce the amount of a Participant’s bonus award that would otherwise be payable to the Participant upon the achievement of specified levels of the performance target(s).

ARTICLE III.

PAYMENT OF BONUS AWARD

Section 3.1 – Form of Payment. Each Participant’s bonus award, if the Committee certifies the payment of bonus awards for an applicable Performance Period in accordance with Section 2.3, shall be paid in cash.

Section 3.2 – Timing of Payment. Unless a Participant has timely and validly elected to defer all or part of a bonus award under a deferred compensation plan sponsored by the Company or an affiliate, each bonus award shall be paid no later than the 15th day of the third month following the end of the Performance Period to which such bonus award relates. A timely election is one that satisfies the requirements of Section 409A of the Code and typically for performance-based compensation must be made at least six months in advance of the expiration of the applicable period of service, provided that the Participant performs services continuously from the later of the beginning of such period or the date the performance criteria are established through the date an election is made and provided further that in no event may a deferral be made after such compensation has become readily ascertainable as set forth in Section 409A of the Code.

ARTICLE IV.

SECTION 162(M) OF THE CODE

Section 4.1 – Qualified Performance Based Compensation. Except as set forth in the final sentence of Article V and Section 7.4(d) hereof, bonus awards are intended to qualify as “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, and the Committee shall take such actions as are consistent with the terms of the EOPB to ensure that such bonus award will so qualify.

Section 4.2 – Performance Goals. With respect to any bonus award that qualifies as “performance-based compensation,” within the meaning of Section 162(m)(4)(C) of the Code, any of the performance targets described in Section 2.1, if applicable to such bonus award, shall be established in writing by the Committee no later than the earlier of (i) the date that is 90 days after the commencement of the applicable Performance Period or (ii) the date on which twenty- five percent (25%) of the Performance Period has elapsed, and, in any event, at a time when the outcome of the performance target(s) remains substantially uncertain. No bonus award which is intended to qualify as “performance-based compensation,” within the meaning of Section 162(m)(4)(C) of the Code, shall be paid to a Participant unless and until the Committee makes a certification in writing with respect to the level of performance attained by the Company for the period of service to which such bonus award relates, as required by Section 162(m) of the Code, and the regulations promulgated thereunder.

ARTICLE V.

TERMINATIONS

A Participant who, whether voluntarily or involuntarily, is terminated or demoted or otherwise ceases to be an Executive Officer at any time during a Performance Period shall not be eligible to receive a pro-rata bonus award, nor shall a Participant who, whether voluntarily or involuntarily, is terminated following the end of a Performance Period but before bonuses are generally paid out to Participants be eligible to receive a prior year bonus award.

Notwithstanding the terms of the previous paragraph, in the event of a Participant’s death or Disability, or in the event of a change in ownership or control of the Company, the Committee may, in its sole discretion, provide pro-rata bonus awards to affected Participants.

In addition, in the event of a qualifying termination of employment, a Participant may have rights to receive a pro-rata bonus award and/or prior year bonus award under the terms of the Severance Plan, or such other successor plan or program as may be in effect from time to time.

ARTICLE VI.

ADMINISTRATION

Section 6.1 – Compensation Committee. The Committee shall consist solely of two or more members of the Board who are “outside directors,” within the meaning of Section 162(m) of the Code, and satisfy such other criteria as set forth in the Committee’s Charter.

Section 6.2 – Duties and Powers of Committee. The Committee shall administer the EOPB, and shall have the full and final authority in its discretion (subject to, and within the limitations of, the express provisions of the EOPB) to establish rules and take all actions, including, without limitation:

(a) selecting or approving Executive Officers to participate in the EOPB and determining the potential amount of bonus award payable to such persons;

(b) construing and interpreting the terms of the EOPB and establishing, amending and revoking rules and regulations for its administration;

(c) correcting any defect, omission or inconsistency in the EOPB in a manner and to the extent it shall deem necessary or expedient to make the EOPB fully effective;

(d) deciding all questions of fact arising in their application, determined by the Committee to be necessary in the administration of the EOPB; and

(e) generally exercising such powers and performing such acts as the Committee deems necessary, desirable, convenient or expedient to promote the best interests of the Company that are not in conflict with the EOPB.

Section 6.3 – Effect of Committee’s or Board’s Decision. All decisions, determinations and interpretations of, and all actions taken by, the Committee or the Board in good faith shall be final, binding and conclusive on all persons, including the Company, the Participants and their estates and beneficiaries.

ARTICLE VII.

OTHER PROVISIONS

Section 7.1 – Amendment, Suspension or Termination of the EOPB. This EOPB does not constitute a promise to pay and may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, subject to any requirement for shareholder approval under applicable law, including Section 162(m) of the Code. Notwithstanding the foregoing, no amendment, modification, suspension or termination of the EOPB shall be made which materially adversely affects bonus awards previously made to a Participant without such Participant’s consent.

Section 7.2 – Approval of EOPB by Shareholders. The EOPB shall be submitted for the approval of the Company’s shareholders at the 2013 Annual Meeting of Shareholders.

Section 7.3 – Seagate Compensation Recovery for Fraud or Misconduct Policy. Any bonus awards payable thereafter under the EOPB shall be subject to the Company’s Compensation Recovery Policy as in effect from time to time, and the terms and conditions of such policy shall be incorporated into the EOPB.

Section 7.4 – Miscellaneous.

(a) The Company shall deduct all federal, state and local taxes required by law or Company policy from any bonus award paid to a Participant hereunder.

(b) In no event shall the Company be obligated to pay to any Participant a bonus award by reason of the Company’s payment of a bonus to such Participant in any other Performance Period, and there is no obligation for uniformity of treatment of Participants under the EOPB.

(c) The rights of Participants under the EOPB shall be unfunded and unsecured. Amounts payable under the EOPB are not and will not be transferred into a trust or otherwise set aside. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any bonus under the EOPB.

(d) The Company intends that bonus awards payable under the EOPB shall satisfy and shall be interpreted in a manner that satisfies any applicable requirements as qualified “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, unless the Committee specifies to the contrary at the time of grant of a bonus award or the terms of a bonus award are clearly inconsistent with the requirements of Section 162(m)(4)(C) of the Code. To the extent bonus awards under the EOPB are intended to qualify as “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, any provision, application or interpretation of the EOPB that is inconsistent with this intent shall be disregarded with respect to bonus awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

(e) Nothing contained herein shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of the Company or an affiliate, or to interfere with the rights of the Company or any affiliate to discharge any individual at any time, with or without cause, for any reason or no reason, and with or without notice except as may be otherwise agreed in writing.

(f) No rights of any Participant to payments of any amounts under the EOPB shall be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of other than by will or by laws of descent and distribution, and any such purported sale, exchange, transfer, assignment, pledge, hypothecation or disposition shall be void.

(g) Any provision of the EOPB that is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the EOPB.

(h) The EOPB and the rights and obligations of the parties to the EOPB shall be governed by, and construed and interpreted in accordance with, the law of the State of California (without regard to principles of conflicts of law).

Seagate Technology

Severance and Change in Control Plan (as amended and restated),

including any sub-plans thereto and all benefits schedules thereto.

FIFTH AMENDED AND RESTATED

SEAGATE TECHNOLOGY EXECUTIVE SEVERANCE AND CHANGE IN CONTROL

(CIC) PLAN

SECTION 1. INTRODUCTION.

THE FIFTH AMENDED AND RESTATED SEAGATE TECHNOLOGY EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN (the “Plan” or “Severance and CIC Plan”) was originally approved by the Board of Directors of SEAGATE TECHNOLOGY (the “Company”) on August 21, 2008 as the Seagate Technology Executive Officer Severance and Change in Control (CIC) Plan, and became effective on September 1, 2008. The Plan was previously amended and restated on each of April 29, 2009, July 29, 2009, and January 15, 2010 and is now further amended and restated in the form set forth herein on October 25, 2011. The purpose of the Plan is to provide for the payment of severance benefits to Potential Eligible Executives in the event their employment with the Company or any Applicable Subsidiary is terminated involuntarily, as provided herein, and to encourage such executives to continue as employees in the event of a Change in Control. Except as otherwise stated herein, this Plan shall supersede any severance benefit plan, policy or practice previously maintained by the Company or any Applicable Subsidiary (including, without limitation, the provisions of any employment agreement between any Eligible Executive and the Company or any Applicable Subsidiary). This Plan document also serves as the Summary Plan Description for the Plan. All capitalized terms shall have the meanings ascribed to them in the Plan.

SECTION 2. DEFINITIONS AND ELIGIBILITY FOR BENEFITS.

(a) General Rules. Subject to the requirements set forth in this Section 2(a), the Company will grant severance benefits under the Plan to each Eligible Executive.

(i) “Potential Eligible Executive” refers to all executives employed by the Company or any Applicable Subsidiary with the Level of vice president or above selected to participate in this Plan as indicated in the Benefits Schedules attached hereto. An “Eligible Executive” is any Potential Eligible Executive, other than those excluded under this Section 2, whose employment with the Company or any Applicable Subsidiary is either (A) terminated by such executive for Good Reason or (B) terminated by the Company or an Applicable Subsidiary without Cause (either of (A) or (B), hereafter a “Termination Event”). An Eligible Executive shall be eligible for additional benefits under this Plan if the Termination Event occurs during a Change in Control Period. The Plan shall have no applicability whatsoever for executives employed by neither the Company nor an Applicable Subsidiary, and severance benefits available to such executives, if any, shall not be determined by reference to the Plan, but, rather, solely in accordance with applicable law or such other contractual rights as may apply.

(ii) In order to be eligible to receive benefits under the Plan, in addition to meeting the requirements of an “Eligible Executive” set forth in Section 2(a)(i) above, an Eligible Executive must execute within 60 days of the Eligible Employee’s receipt thereof (such 60-day period, the “Release Period”) (A) a general waiver and release on the form provided by the Company and (B) an agreement containing certain covenants on the form provided by the Company and covering the matters set forth in Section 6 of this Plan, the scope and applicability of which covenants shall be determined by the Plan Administrator in its sole discretion (collectively, the “Release and Covenant Documents”), which Release and Covenant Documents shall be provided by the Company to the Participant within five (5) business days of the Termination Date.

(iii) Any Termination Event that triggers the payment of benefits under this Plan must occur during the term of this Plan as specified in Section 9(b).

(b) Exceptions. A Potential Eligible Executive who otherwise is an Eligible Executive will not receive benefits under the Plan in any of the following circumstances:

(i) The Potential Eligible Executive is terminated for Cause.

(ii) The Potential Eligible Executive voluntarily terminates employment with the Company or an Applicable Subsidiary without Good Reason. Voluntary terminations include, but are not limited to, resignation or failure to return from a leave of absence on the scheduled date.

(iii) The Potential Eligible Executive’s employment terminates by reason of death, Disability, or retirement.

SECTION 3. ADDITIONAL DEFINITIONS.

Capitalized terms used in this Plan, unless defined elsewhere in this Plan, shall have the following meanings:

(a) Accrued Bonus Funding means the funding of the Bonus Plan as a percent of target funding as accrued and approved by the Plan Administrator quarterly based on actual financial performance of the Parent for the most recently completed fiscal quarter preceding the Eligible Executive’s Termination Date; provided, further, for the purposes of this Plan, the Accrued Bonus Funding for a given fiscal year or any portion thereof may not exceed 100% of target funding, even if the Plan Administrator has determined that the funding of the Bonus Plan shall accrue at a higher percentage.

(b) Applicable Subsidiary means any subsidiary of the Company included on Schedule A attached hereto.

(c) Beneficial Owner means the definition given in Rule 13d-3 promulgated under the Exchange Act.

(d) Benefit means, in the case of a Termination Event occurring outside of a Change in Control Period, an amount equal to the aggregate number of months of Pay specified in the Benefits Schedule applicable to an Eligible Executive and, in the case of a Termination Event occurring during a Change in Control Period, an amount equal to the aggregate number of months of Pay and Target Bonus specified in the Benefits Schedule applicable to an Eligible Executive.

(e) Board means the Board of Directors of the Parent.

(f) Bonus Plan means the Parent’s Executive Officer Performance Bonus Plan, the Executive Performance Bonus Plan or similar cash incentive bonus plan in which an Eligible Executive participates adopted by the Parent as a successor to one or more of the previously listed bonus plans from time to time. For the avoidance of doubt, one-time bonuses paid by the Parent or an Applicable Subsidiary to a Potential Eligible Executive that are not paid under one of the bonus plans described in the preceding sentence shall not be treated as cash incentive bonuses and therefore shall be excluded from the definition of “Accrued Bonus Funding,”

“Pro Rata Bonus” and “Target Bonus” for purposes of this Plan. Examples of such one-time bonuses are sign-on bonuses, special recognition bonuses and guaranteed bonuses. For purposes of this Plan, no Eligible Executive shall be treated as participating in more than one Bonus Plan on the date of a Termination Event. In the event that an Eligible Executive is participating in more than one cash incentive bonus plan that would otherwise qualify as a Bonus Plan but for the preceding sentence, the cash incentive bonus plan that would produce the largest payment under the terms of this Plan shall be treated as the Bonus Plan for such Eligible Executive.

(g) Cause means (i) a Potential Eligible Executive’s continued failure to substantially perform the material duties of his or her office (other than as a result of total or partial incapacity due to physical or mental illness), (ii) fraud, embezzlement or theft by a Potential Eligible Executive of the property of the Parent or any of its subsidiaries, (iii) the conviction of such Potential Eligible Executive of, or plea of nolo contendere by the Potential Eligible Executive to, a felony under the laws of the United States or any state or foreign jurisdiction, (iv) a Potential Eligible Executive’s willful malfeasance or willful misconduct in connection with such Potential Eligible Executive’s duties to the Parent or any of its subsidiaries or any other act or omission which is materially injurious to the financial condition or business reputation of the Parent or any of its subsidiaries, or (v) a material breach by a Potential Eligible Executive of any of the provisions of (A) this Plan, (B) any non-compete, non-solicitation or confidentiality provisions to which such Potential Eligible Executive is subject or (C) any policy of the Parent or any of its subsidiaries or other agreement to which such Potential Eligible Executive is subject. However, no termination shall be deemed for Cause under clause (i), (iv) or (v) unless the Potential Eligible Executive is first given written notice by the Parent of the specific acts or omissions which the Parent or a subsidiary deems constitute grounds for a termination for Cause, is provided with at least 30 days after such notice to cure the specified deficiency and fails to substantially cure such deficiency within such time frame to the reasonable satisfaction of the Plan Administrator; provided, in each case, that the violation is curable.

(h) Change in Control means the consummation or effectiveness of any of the following events:

(i) The sale, exchange, lease or other disposition of all or substantially all of the assets of the Parent to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;

(ii) A merger, reorganization, recapitalization, consolidation or other similar transaction involving the Parent in which the voting securities of the Parent owned by the shareholders of the Parent immediately prior to such transaction do not represent more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding, immediately after such transaction;

(iii) Any person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting securities of the Parent (including by way of merger, takeover (including an acquisition by means of a scheme of arrangement), consolidation or otherwise);

(iv) During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors of the Parent then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or

(v) A dissolution or liquidation of the Parent.

Notwithstanding the foregoing, a restructuring of the Company for the purpose of changing the domicile of the Parent (including, but not limited to, any change in the structure of the Parent resulting from the process of moving its domicile between jurisdictions), reincorporation of the Parent or other similar transaction involving the Parent (a “Restructuring Transaction”) will not constitute a Change in Control if, immediately after the Restructuring Transaction, the shareholders of the Parent immediately prior to such Restructuring Transaction represent, directly or indirectly, more than fifty percent (50%) of the total voting power of the surviving entity.

(i) Change in Control Period means the period beginning on the date that is six (6) months preceding the effective date of a Change in Control and ending on the date that is twenty-four (24) months following the effective date of the Change in Control.

For the avoidance of doubt, no enhanced benefits payable to an Eligible Executive due to a Termination Event occurring within a Change in Control Period (that is, benefits in excess of the benefits due upon a Termination Event outside a Change in Control Period) shall be paid prior to the effective date of a Change in Control.

(j) Code means the Internal Revenue Code of 1986, as amended. Any specific reference to a section of the Code shall be deemed to include any regulations and other Treasury Department guidance promulgated thereunder.

(k) Company means Seagate Technology, an exempted limited liability company incorporated under the laws of the Cayman Islands, and any successor as provided in Section 9(c) hereof.

(l) Disability means the physical or mental incapacitation such that for a period of six consecutive months or for an aggregate of nine months in any 24-month consecutive period, a Potential Eligible Executive is unable to substantially perform his or her duties. Any question as to the existence of that Potential Eligible Executive’s physical or mental incapacitation as to which the Potential Eligible Executive or the Potential Eligible Executive’s representative and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Potential Eligible Executive and the Company. If the Potential Eligible Executive and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing. The determination of “Disability” made in writing to the Company and the Potential Eligible Executive shall be final and conclusive for all purposes of the benefits under this Plan.

(m) Exchange Act means the Securities Exchange Act of 1934, as amended.

(n) Good Reason means a Potential Eligible Executive’s resignation of his or her employment with the Parent or a subsidiary as a result of the occurrence of one or more of the following actions without such Potential Eligible Executive’s express written consent, which action or actions remain uncured for at least 30 days following written notice from such Potential Eligible Executive to the Parent describing the occurrence of such action or actions and asserting that such action or actions constitute grounds for a Good Reason resignation, which notice must be provided by the Potential Eligible Executive no later than 90 days after the initial existence of such condition, provided that such resignation occurs no later than 60 days after the expiration of the cure period: (i) any material diminution in the level of such Potential Eligible Executive’s Level, authority or duties; (ii) a reduction of 10% or more in the level of the base salary or target bonus opportunity to be provided to such Potential Eligible Executive, other than a reduction that is equivalent to the reduction in base salaries and/or target bonus opportunities, as applicable, imposed on all other executives of the Parent at a similar level within the Parent; (iii) the relocation of such Potential Eligible Executive to a principal place of employment that increases such Potential Eligible Executive’s one-way commute by more than 50 miles; or (iv) the failure of any successor to the business of the Parent or to substantially all of the assets and/or business of the Parent to assume the Company’s obligations under this Plan as required by Section 9(c).

(o) IRS means the Internal Revenue Service.

(p) Level means a Potential Eligible Executive’s level or title as in effect on the Termination Date (or if greater, on the date on which an event constituting Good Reason arose).

(q) Non-U.S. Eligible Executive means any Eligible Executive not employed in the United States of America, including its territories and possessions, on the date of a Termination Event and who is not on assignment to a non-U.S. jurisdiction.

(r) Non-U.S. Benefit means, in the case of a Termination Event occurring during a Change in Control Period, an amount equal to the Thailand Severance Pay Amount, the Malaysia Severance Pay Amount, the Singapore Severance Pay Amount, the U.K. Severance Pay Amount and the Canada Severance Pay Amount, in each case as specified in the applicable Benefits Schedule for a Non-U.S. Eligible Executive, plus the number of months of Target Bonus specified in such applicable Benefits Schedule.

(s) Parent means Seagate Technology plc, an Irish public limited company.

(t) Pay means a Potential Eligible Executive’s monthly base pay at the rate in effect on the Termination Date (or if greater, on the date on which an event constituting Good Reason arose).

(u) Payment Confirmation Date means the date on which the Release and Covenants Documents required by Section 2(a)(ii) of this Plan become irrevocable; provided, however, if the Release Period spans two calendar years, then the Payment Confirmation Date will be the first payroll date that occurs in the calendar year following the calendar year in which the Release and Covenants Documents become irrevocable.

(v) Plan means this Fifth Amended and Restated Seagate Technology Executive Severance and Change in Control Plan.

(w) Prior Year Bonus means, in the event an Eligible Executive is terminated following the start of a fiscal year but prior to the payment date of the annual incentive bonus for the prior fiscal year, the annual incentive bonus for the prior fiscal year that would have been paid had the Eligible Executive been actively employed with the Company or any Applicable Subsidiary on the annual incentive bonus payment date. If payable, the Prior Year Bonus shall be paid to the Eligible Executive at the same time that annual incentive bonuses are otherwise paid to the Company’s executives.

(x) Pro Rata Bonus for an Eligible Executive who is not a Non-U.S. Eligible Executive and whose Termination Event occurs outside of a Change in Control Period shall be calculated in relation to the fiscal year during which termination takes place, as set forth in this Section 3(x):

(i) If the Eligible Executive either was a “covered employee” within the meaning of Section 162(m) of the Code for the last fiscal year of the Parent completed prior to the Termination Event or, based on such Eligible Executive’s compensation paid through the date of the Termination Event, such Eligible Executive is projected, in the sole and reasonable determination of the Plan Administrator, to be a “covered employee” within the meaning of Section 162(m) of the Code assuming he or she remained employed through the end of the then current fiscal year (and so for purposes of this Plan shall be considered to be “subject to Section 162(m) of the Code”), the Pro Rata Bonus shall be the incentive bonus calculated for the year in which the Termination Date falls based on actual performance, determined by multiplying the bonus that would have been earned by the Eligible Executive had the executive remained in service until the date required to earn a full bonus for that year by a fraction, the numerator of which is the number of days the Eligible Executive was employed during the year in which the Termination Date occurs, through the Termination Date, and the denominator of which is 365. If payable in connection with a Termination Event, the Pro Rata Bonus calculated in accordance with this Section 3(x)(i) shall be paid to the Eligible Executive at the same time that annual incentive bonuses are otherwise paid to the Parent’s executives.

(ii) In all other cases, the amount of the Pro Rata Bonus shall be determined based on the Accrued Bonus Funding through the last completed fiscal quarter preceding the Termination Date, multiplied by the Eligible Executive’s then current Target Bonus, prorated for the number of days employed during the fiscal year of the Termination Event, divided by 365. If payable in connection with a Termination Event, the Pro Rata Bonus calculated in accordance with this Section 3(x)(ii) shall be paid to the Eligible Executive within 20 business days following the Payment Confirmation Date.

(iii) Other than as described in Sections 3(x)(i)-(ii) above, no Pro Rata Bonus shall be payable to any Eligible Executive.

(y) Restrictive Covenant Period means the longest period of months specified in the Eligible Executive’s Release and Covenant Documents during which the Eligible Executive shall be required to abide by one or more of the Covenants set forth in Section 6.

(z) Target Bonus means the Eligible Executive’s most recently approved target bonus level (expressed as a percentage of base pay) with respect to the Bonus Plan, multiplied by the Eligible Executive’s Pay.

(aa) Termination Date means the last date on which the Eligible Executive is in active employment status with the Company or any Applicable Subsidiary as determined by the Plan Administrator in its sole and reasonable discretion or, solely to the extent necessary to comply with Section 409A of the Code, such other date that constitutes a “separation from service” within the meaning of Section 409A of the Code.

(bb) U.S. Executive means an Eligible Executive who is a U.S. citizen or U.S. resident alien.

(cc) WARN Act means the federal Worker Adjustment and Retraining Notification Act and any other comparable law applicable under the laws of any state or foreign jurisdiction.

SECTION 4. AMOUNT OF BENEFIT.

Severance benefits payable under the Plan are as follows:

(a) Subject to Sections 2(a), 6(f) and 8, Eligible Executives will receive the benefits described in Section 7 of the Plan and in the applicable Benefits Schedule attached hereto. The level of benefits applicable to an Eligible Executive shall be based in part upon his or her Level.

(b) Notwithstanding any other provision of the Plan to the contrary, any benefits payable to an Eligible Executive under this Plan shall be in lieu of any severance benefits payable by the Parent or any subsidiary to such individual under any other arrangement covering the individual, unless expressly otherwise agreed to by the Parent or the subsidiary in writing. Further, in the event that the Eligible Executive is entitled to receive severance benefits under any agreement or contract with the Parent or any subsidiary, any plan, policy, program or other arrangement adopted or established by the Parent or any subsidiary under the WARN Act or other applicable law providing for payments from the Parent or a subsidiary on account of termination of employment, including pay in lieu of advance notice of termination, or as otherwise legally required to be paid to any Non-U.S. Eligible Executive (“Other Benefits”), any severance benefits payable hereunder shall be reduced by the Other Benefits.

SECTION 5. TIME OF PAYMENT AND FORM OF BENEFIT; INDEBTEDNESS.

(a) Benefits under this Plan shall be paid according to the payment schedule specified in the applicable Benefits Schedule attached hereto, subject to Section 6(f) and the following provisions:

(i) Any increase to the cash severance benefits payable on account of the occurrence of a Termination Event during a Change in Control Period but preceding the effective date of the Change in Control shall be paid on the later of (A) five (5) business days following the effective date of the Change in Control or (B) the first payroll date that occurs after the effective date of the Change in Control (provided such date occurs after the date on which the Release and Covenants Document become irrevocable), and otherwise in accordance with the payout schedule set forth in the applicable Benefits Schedule.

(ii) In the event that an Eligible Executive would be entitled to an extension of the period to exercise outstanding options following termination of employment without Cause under the terms of the applicable option award agreement(s), then such extension shall also be applicable in the event that the Eligible Executive terminates employment for Good Reason, subject, however, to the same terms and limitations as set forth in the option award agreement applicable to a termination without Cause.

(iii) Unless otherwise required by applicable law, in no event shall payment of any Plan benefit be due prior to the Eligible Executive’s Payment Confirmation Date, and any payment shall be deemed to be timely made if paid within twenty (20) business days of such date.

(iv) Notwithstanding anything to the contrary in this Section 5(a), except for a Termination Event occurring during a Change in Control Period, the Plan Administrator may, in its sole discretion, determine an alternate payment schedule for any reason, provided that any such amendment does not give rise to additional taxation under Section 409A of the Code.

(b) Subject to compliance with Section 409A of the Code and other applicable law, if an Eligible Executive is indebted to the Parent or any subsidiary at his or her Termination Date, the Parent and its subsidiaries reserve the right to offset any severance payments under the Plan by the amount of such indebtedness.

SECTION 6. ELIGIBLE EXECUTIVE COVENANTS

Severance benefits payable under the Plan are subject to the following covenants made by each Eligible Executive (the “Covenants”), the scope and applicability of which covenants shall be as set forth in the Release and Covenant Documents, but in any event shall not be substantially greater than as set forth in this Section 6:

(a) Non-Competition. During the Restrictive Covenant Period, an Eligible Executive will not directly or indirectly:

(i) engage in any business that competes with the business of the Parent or its subsidiaries (including, without limitation, any businesses which the Parent or its subsidiaries have specific plans to conduct in the future and as to which such Eligible Executive is aware of such planning) in any geographical area in which the Parent or its subsidiaries conduct such business (a “Competitive Business”);

(ii) enter the employ of, or render any services to, any person or entity (or any division of any person or entity) who or which engages in a Competitive Business;

(iii) acquire a financial interest in, or otherwise become actively involved with, any Competitive Business, directly or indirectly, as an individual, partner, shareholder, officer, director, principal, agent, trustee or consultant; or

(iv) interfere with, or attempt to interfere with, business relationships (whether formed before, on or after the date of this Plan) between the Parent or any of its subsidiaries and customers, clients, suppliers, partners, members or investors of the Parent or its subsidiaries.

Notwithstanding anything to the contrary in this Plan, an Eligible Executive may, directly or indirectly own, solely as a passive investment, securities of any person engaged in the business of the Parent or its subsidiaries which are actively traded on a public securities market (including the OTCBB and similar over-the-counter market) if such Eligible Executive (i) is not a controlling person of, or a member of a group which controls, such person and (ii) does not, directly or indirectly, own 5% or more of any class of such actively traded securities of such person.

(b) Non-Solicitation of Clients. During the Restrictive Covenant Period, an Eligible Executive will not, whether on such Eligible Executive’s own behalf or on behalf of or in conjunction with any person, company, business entity or other organization whatsoever, directly or indirectly solicit or assist in soliciting in competition with the Parent or its subsidiaries, the business of any client or prospective client:

(i) with whom such Eligible Executive had personal contact or dealings on behalf of the Parent during the one year period preceding such Eligible Executive’s Termination Date;

(ii) with whom employees reporting to such Eligible Executive have had personal contact or dealings on behalf of the Parent during the one year immediately preceding such Eligible Executive’s Termination Date; or

(iii) for whom such Eligible Executive had direct or indirect responsibility during the one year immediately preceding such Eligible Executive’s Termination Date.

(c) Non-Solicitation of Employees and Consultants. During the Restrictive Covenant Period, an Eligible Executive will not, whether on such Eligible Executive’s own behalf or on behalf of or in conjunction with any person, company, business entity or other organization whatsoever, directly or indirectly:

(i) solicit or encourage any employee of the Parent or its subsidiaries to leave the employment of the Parent or its subsidiaries; or

(ii) encourage to cease to work with the Parent or its subsidiaries any consultant then under contract with the Parent or its subsidiaries.

(d) During the term of an Eligible Executive’s employment with the Parent or its subsidiaries, such Eligible Executive will have access to and become acquainted with the Parent’s and its subsidiaries’ confidential and proprietary information, including but not limited to, information or plans regarding the Parent’s and its subsidiaries’ customer relationships, personnel or sales, marketing and financial operations and methods, trade secrets, formulas, devices, secret inventions, processes and other compilations of information, records and specifications (collectively, “Proprietary Information”). An Eligible Executive shall not at any time disclose any of the Parent’s or its subsidiaries’ Proprietary Information, directly or indirectly, or use it in any way except in the course of performing services for the Parent and its subsidiaries, as authorized in writing by the Parent or as required to be disclosed by applicable law. All files, records, documents, computer-recorded information, drawings, specifications, equipment and similar items relating to the business of the Parent or its subsidiaries, whether prepared by an Eligible Executive or otherwise coming into such Eligible Executive’s possession, shall remain the exclusive property of the Parent or its subsidiaries, as the case may be. Notwithstanding the foregoing, Proprietary Information shall not include information that is or becomes generally public knowledge other than as a result of a breach of this Section 6(d) or any obligation that the Eligible Executive has to protect the confidentiality of the Proprietary Information of the Parent and its subsidiaries.

(e) It is expressly understood and agreed that although each Eligible Executive, the Parent and its subsidiaries consider the restrictions contained in the Covenants to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in the Covenants is an unenforceable restriction against an Eligible Executive, for which injunctive relief is unavailable, the provisions of the Covenants shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable. Furthermore, such a determination shall not limit the Company’s or an Applicable Subsidiary’s ability to cease providing payments or benefits due during the remainder of any Restrictive Covenant Period or to seek recovery of any prior payments or benefits made hereunder, if applicable, unless a court of competent jurisdiction has expressly declared that action to be unlawful. Alternatively, if any court of competent jurisdiction finds that any restriction contained in the Covenants is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained in the Covenants or other provisions of this Plan.

(f) All benefits payable to an Eligible Executive are contingent upon his or her full compliance with the foregoing obligations during the Restrictive Covenant Period. Accordingly, if the Eligible Executive, at any time, violates any Covenants, any proprietary information or confidentiality obligation to the Parent or any of its subsidiaries (including Section 6(d) above), including his or her obligations under the applicable At-Will Employment, Confidential Information and Invention Assignment Agreement (or any such similar agreement), or any other obligations under this Plan, (i) any remaining payments or benefits due under this Plan will terminate immediately following written notice from the Company of such violation and (ii) to the maximum extent permitted by applicable law, if the Eligible Executive has received any benefits under the Plan prior to the date of such written notice, the Eligible Executive shall deliver to the Parent or the Applicable Subsidiary, within 30 days, an amount equal to the aggregate of all such benefits.

SECTION 7. CONTINUATION OF EMPLOYMENT BENEFITS.

(a) Health Plan Benefits Continuation.

(i) Each Eligible Executive who is enrolled in a health, vision or dental plan sponsored by the Parent or a subsidiary may be eligible to continue coverage (the “Continued Coverage”) under such health, vision or dental plan (or to convert to an individual policy) under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”). The Company will notify the individual of any such right to continue health coverage at the time of termination. In the event that an Eligible Executive is not eligible to receive Continued Coverage (either because such Eligible Executive is not enrolled in any plan sponsored by the Parent or its subsidiaries or because such Eligible Executive will be covered by a statutory scheme for continued health, vision or dental coverage that will not be an obligation of the Parent or its subsidiaries), it is understood and agreed that this Section 7(a) shall not be applicable to such Eligible Executive and, with respect to a Termination Event occurring during a Change in Control Period, he or she shall not be eligible to receive the COBRA Premiums. For greater certainty, no benefits shall be payable under this Section 7 to any Non-U.S. Eligible Executive.

(ii) Subject to Sections 2(a), 6(f) and 8 hereof, solely in connection with the Continued Coverage triggered by a Termination Event during a Change in Control Period, the Company or the Applicable Subsidiary will pay to the Eligible Executive a lump sum cash payment in an amount equal to 2.0 times the before-tax annual cost of such Eligible Executive’s premiums to cover the Eligible Executive and his or her eligible dependents, if any, in effect as of the Termination Event (the “Continued Coverage Payment”). The Continued Coverage Payment will include the coverage premium cost of an Eligible Executive’s dependents if, and only to the extent that, such dependents were enrolled in a health, vision or dental plan sponsored by the Parent or a subsidiary prior to the Eligible Executive’s Termination Date. No provision of this Plan will affect the continuation coverage rules under COBRA or any other applicable law. Therefore, the period during which an Eligible Executive must elect to continue the Parent’s or a subsidiary’s group medical, vision or dental coverage at his or her own expense under COBRA or other applicable law, the length of time during which Continued Coverage will be made available to the Eligible Executive, and all other rights and obligations of the

Eligible Executive under COBRA or any other applicable law (except the obligation to pay the Continued Coverage Payment) will be applied in the same manner that such rules would apply in the absence of this Plan. It is expressly understood and agreed that the Eligible Executive will be solely responsible for the entire payment of premiums required under COBRA or other applicable law.

(b) Other Employee Benefits. All non-health benefits (such as life insurance and disability coverage) terminate as of the Eligible Executive’s Termination Date (except to the extent that any conversion privilege is available thereunder).

SECTION 8. EXCISE TAXES

(a) In the event that any benefits payable to an Eligible Executive pursuant to this Plan or pursuant to any other plan, agreement or arrangement (“Payments”) (i) constitute “parachute payments” within the meaning of Section 280G of the Code, and (ii) but for this Section 8 would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then the Eligible Executive’s payments hereunder shall be either (a) provided to the Eligible Executive in full, or (b) provided to the Eligible Executive as to such lesser extent which would result in no portion of such benefits being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by the Eligible Executive, on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under the Excise Tax. Unless the Company and the Eligible Executive otherwise agree in writing, any determination required under this Section 8 shall be made in writing in good faith by a recognized accounting firm selected by the Company (the “Accountants”). Any reduction in payments or benefits hereunder shall occur in the following order: (i) any cash severance, (ii) any other cash amount payable to the Eligible Executive, (iii) any benefit valued as a “parachute payment,” and (iv) the acceleration of vesting of any equity-based awards. For purposes of making the calculations required by this Section 8, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the applicable Eligible Executive shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section 8. The Company (or the Applicable Subsidiary) shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section 8.

(b) If, notwithstanding any reduction described in Section 8(a), the IRS determines that an Eligible Executive is liable for the Excise Tax as a result of the receipt of any Payments pursuant to this Plan, then the Eligible Executive shall be obligated to pay back to the Company or the Applicable Subsidiary, within thirty (30) days after a final IRS determination or in the event that the Eligible Executive challenges the final IRS determination, a final judicial determination, a portion of the Payments equal to the “Repayment Amount.” The Repayment Amount shall be the smallest such amount, if any, as shall be required to be paid to the Company or the Applicable Subsidiary so that the Eligible Executive’s net after-tax proceeds with respect to the Payments (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on such benefits) shall be maximized. The Repayment Amount shall be zero if a Repayment Amount of more than zero would not result in the Eligible Executive’s net after-tax proceeds with respect to the Payments being maximized. If the Excise Tax is not eliminated pursuant to this Section 8(b), the Eligible Executive shall pay the Excise Tax.

(c) Notwithstanding any other provision of this Section 8, if (i) there is a reduction in the Payments to an Eligible Executive as described in this Section 8, (ii) the IRS later determines that the Eligible Executive is liable for the Excise Tax, the payment of which would result in the maximization of the Eligible Executive’s net after-tax proceeds (calculated as if the Eligible Executive’s benefits had not previously been reduced), and (iii) the Eligible Executive pays the Excise Tax, then the Company or the Applicable Subsidiary shall pay to the Eligible Executive those Payments which were reduced pursuant to this Section 8 as soon as administratively possible after the Eligible Executive pays the Excise Tax (but in any event within 30 days thereafter) so that the Eligible Executive’s net after-tax proceeds with respect to the payment of the Payments are maximized.

SECTION 9. RIGHT TO INTERPRET PLAN; AMEND AND TERMINATE; OTHER ARRANGEMENTS; BINDING NATURE OF PLAN.

(a) Exclusive Discretion. The “Plan Administrator” shall be the Compensation Committee of the Board. The Plan Administrator shall have the exclusive discretion and authority to establish rules, forms, and procedures for the administration of the Plan, and to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, but not limited to, the eligibility to participate in the Plan, the designation of the Level relating to each applicable tier of benefits under the Plan as set forth in the Benefits Schedules, the amount of benefits paid under the Plan, the timing of payments under the Plan and the scope and applicability of the covenants contained in the Release and Covenant Documents. Benefits under this Plan will be paid only if the Plan Administrator decides in its sole discretion that the Eligible Executive is entitled to receive them. The rules, interpretations, computations and other actions of the Plan Administrator shall be binding and conclusive on all persons. The Plan Administrator’s decisions shall not be subject to review unless they are found to be unreasonable or not to have been made in good faith. The Plan Administrator may appoint one or more individuals and delegate such of its powers and duties as it deems desirable to any such individual(s), in which case every reference herein made to the Plan Administrator shall be deemed to mean or include the appointed individual(s) as to matters within their jurisdiction. All reasonable expenses incurred by the Plan Administrator in connection with the administration of the Plan shall be paid by the Company or its subsidiaries.

(b) Term Of Plan; Termination or Suspension; Amendment; Binding Nature Of Plan.

(i) This Plan shall be effective until July 31, 2010 and shall be extended thereafter for successive one-year periods unless the Board or the Compensation Committee, in its sole discretion, elects not to renew the Plan prior to the date that the Plan is then scheduled to expire. The Board or the Compensation Committee may also terminate or suspend the Plan at any time and for any reason or no reason, which termination or suspension, as applicable, shall become effective at the end of the term described in this Section 9(b)(i), provided, however, that no such termination or suspension shall affect the Company’s or any Applicable Subsidiary’s obligation to complete the delivery of benefits hereunder to any Potential Eligible Executive who becomes an Eligible Executive prior to the effective time of such termination or suspension; and further provided, that during a Change in Control Period, the Plan shall not be terminated or suspended.

(ii) The Board and the Compensation Committee reserve the right to amend this Plan or the benefits provided hereunder at any time and in any manner; provided, however, that no such amendment shall materially adversely affect the interests or rights of any Eligible Executive whose Termination Date has occurred prior to amendment of the Plan; and further provided, that during a Change in Control Period, the Plan shall not be amended in a manner adverse to a Potential Eligible Executive without his or her written consent.

(iii) Any action amending, suspending or terminating the Plan shall be in writing and approved by the Board or the Compensation Committee.

(c) Binding Effect On Successor To Company. This Plan shall be binding upon any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Parent, or upon any successor to the Parent as the result of a Change in Control, and any such successor or assignee shall be required to perform the Company’s obligations under the Plan, in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment or Change in Control had taken place. In such event, the term “Company,” as used in the Plan, shall mean the Company as hereinafter defined and any successor or assignee as described above which by reason hereof becomes bound by the terms and provisions of this Plan.

SECTION 10. NO IMPLIED EMPLOYMENT CONTRACT.

The Plan shall not be deemed (i) to give any employee or other person any right to be retained in the employ of the Parent or any subsidiary or (ii) to interfere with the right of the Parent or any subsidiary to discharge any employee or other person at any time and for any reason, which right is hereby reserved.

SECTION 11. LEGAL CONSTRUCTION.

This Plan is intended to be governed by and shall be construed in accordance with the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and, to the extent not preempted by ERISA, the laws of the State of California, except that the Covenants as set forth in the Release and Covenant Documents shall in all cases be governed by the laws of the State or other jurisdiction specified therein. This Plan is intended to be (a) an employee welfare plan as defined in Section 3(1) of ERISA and (b) a “top-hat” plan maintained for the benefit of a select group of management or highly compensated employees of the Parent or its subsidiaries. This Plan is intended to meet requirements of Section 162(m) of the Code to provide for any payments under the Bonus Plan to qualify as performance-based compensation. Any feature of this Plan which is found to void the qualification of all payments under the Bonus Plan as performance-based compensation shall be modified to the extent necessary to comply with the requirements of Section 162(m) of the Code.

SECTION 12. CLAIMS, INQUIRIES AND APPEALS.

(a) Applications For Benefits And Inquiries. Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing. The Plan Administrator is:

The Compensation Committee

of the Board of Directors of

Seagate Technology plc

ATTN: Vice President of Compensation and Benefits

10200 S. De Anza Blvd.

Cupertino, California 95014

(b) Denial Of Claims. In the event that any application for benefits is denied in whole or in part, the Plan Administrator must notify the applicant, in writing, of the denial of the application, and of the applicant’s right to review the denial. The written notice of denial will be set forth in a manner designed to be understood by the employee, and will include specific reasons for the denial, specific references to the Plan provision upon which the denial is based, a description of any information or material that the Plan Administrator needs to complete the review and an explanation of the Plan’s review procedure.

This written notice will be given to the employee within 90 days after the Plan Administrator receives the application, unless special circumstances require an extension of time, in which case, the Plan Administrator has up to an additional 90 days for processing the application. If an extension of time for processing is required, written notice of the extension will be furnished to the applicant before the end of the initial 90-day period.

This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the application. If written notice of denial of the application for benefits is not furnished within the specified time, the application shall be deemed to be denied. The applicant will then be permitted to appeal the denial in accordance with the Review Procedure described below.

(c) Request For A Review. Any person (or that person’s authorized representative) for whom an application for benefits is denied (or deemed denied), in whole or in part, may appeal the denial by submitting a request for a review to the Plan Administrator within 60 days after the application is denied (or deemed denied). The Plan Administrator will give the applicant (or his or her representative) an opportunity to review pertinent documents in preparing a request for a review. A request for a review shall be in writing and shall be addressed to:

Seagate Technology

Plan Administrator for the Executive Severance and CIC Plan

ATTN: Vice President of Compensation and Benefits

10200 S. De Anza Blvd.

Cupertino, California 95014

A request for review must set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant feels are pertinent. The Plan Administrator may require the applicant to submit additional facts, documents or other material as it may find necessary or appropriate in making its review.

(d) Decision On Review. The Plan Administrator will act on each request for review within 60 days after receipt of the request, unless special circumstances require an extension of time (not to exceed an additional 60 days) for processing the request for a review. If an extension for review is required, written notice of the extension will be furnished to the applicant within the initial 60-day period. The Plan Administrator will give prompt, written notice of its decision to the applicant. In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will outline, in a manner calculated to be understood by the applicant, the specific Plan provisions upon which the decision is based. If written notice of the Plan Administrator’s decision is not given to the applicant within the time prescribed in this Subsection (d), the application will be deemed denied on review.

(e) Rules And Procedures. The Plan Administrator will establish rules and procedures, consistent with the Plan and with ERISA, as necessary and appropriate in carrying out its responsibilities in reviewing benefit claims. The Plan Administrator may require an applicant who wishes to submit additional information in connection with an appeal from the denial (or deemed denial) of benefits to do so at the applicant’s own expense.

(f) Exhaustion Of Remedies. No legal action for benefits under the Plan may be brought until the claimant (i) has submitted a written application for benefits in accordance with the procedures described by Section 12(a) above, (ii) has been notified by the Plan Administrator that the application is denied (or the application is deemed denied due to the Plan Administrator’s failure to act on it within the established time period), (iii) has filed a written request for a review of the application in accordance with the appeal procedure described in Section 12(c) above and (iv) has been notified in writing that the Plan Administrator has denied the appeal (or the appeal is deemed to be denied due to the Plan Administrator’s failure to take any action on the claim within the time prescribed by Section 12(d) above).

SECTION 13. BASIS OF PAYMENTS TO AND FROM PLAN.

All benefits under the Plan shall be paid by the Company or the Applicable Subsidiary. The Plan shall be unfunded, and benefits hereunder shall be paid only from the general assets of the Company or the Applicable Subsidiary.

SECTION 14. OTHER PLAN INFORMATION.

(a) Employer And Plan Identification Numbers. The Employer Identification Number assigned to the Company (which is the “Plan Sponsor” as that term is used in ERISA) by the Internal Revenue Service is 77-0545987. The Plan Number assigned to the Plan by the Plan Sponsor pursuant to the instructions of the Internal Revenue Service is 003.

(b) Ending Date For Plan’s Fiscal Year. The date of the end of the fiscal year for the purpose of maintaining the Plan’s records is the Friday which falls closest to, and including, June 30.

(c) Agent For The Service Of Legal Process. The agent for the service of legal process with respect to the Plan is the General Counsel, Seagate Technology, 10200 S. De Anza Blvd., Cupertino, California 95014. The service of legal process may also be made on the Plan by serving the Plan Administrator.

(d) Plan Sponsor And Administrator. The “Plan Sponsor” of the Plan is Seagate Technology, and the “Plan Administrator” of the Plan is the Compensation Committee of the Board. Each of the Plan Sponsor and the Plan Administrator can be reached by contacting the Vice President of Compensation and Benefits in writing 10200 S. De Anza Blvd., Cupertino, California 95014, and by telephone at (408) 658-1000. The Plan Administrator is the named fiduciary charged with the responsibility for administering the Plan.

SECTION 15. STATEMENT OF ERISA RIGHTS.

Participants in this Plan (which is a welfare benefit plan sponsored by Seagate Technology) are entitled to certain rights and protections under ERISA if the participant is employed in the United States. If you are an Eligible Executive employed in the United States, you are considered a participant in the Plan and, under ERISA, you are entitled to:

(a) Examine, without charge, at the Plan Administrator’s office and at other specified locations, such as work sites, all Plan documents and copies of all documents filed by the Plan with the U.S. Department of Labor;

(b) Obtain copies of all Plan documents and Plan information upon written request to the Plan Administrator. The Administrator may make a reasonable charge for the copies; and

(c) Receive a summary of the Plan’s annual financial report, in the case of a plan which is required to file an annual financial report with the Department of Labor. (Generally, all pension plans and welfare plans with 100 or more participants must file these annual reports.)

In addition to creating rights for Plan participants, ERISA imposes duties upon the people responsible for the operation of the employee benefit plan. The people who operate the Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries.

No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a Plan benefit or exercising your rights under ERISA. If your claim for a Plan benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the Plan Administrator review and reconsider your claim.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits that is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that the Plan fiduciaries misuse the Plan’s money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

If you have any questions about the Plan, you should contact the Plan Administrator. If you have any questions, about your rights under ERISA, you should contact the nearest area office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquires, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.

SECTION 16. EFFECT OF SECTION 409A OF THE CODE

This Plan is intended to comply with all applicable law, including Section 409A of the Code. If the Eligible Executive is a U.S. Executive, a termination of employment shall not be deemed to have occurred for purposes of any provision of this Plan providing for the payment of any amount or benefit that is considered deferred compensation under Section 409A of the Code upon or following a termination of employment unless such termination of employment is also a “separation from service” within the meaning of Section 409A of the Code. If an Eligible Executive is deemed on the Termination Date to be a “specified employee” (as such term is defined under Section 409A of the Code), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Section 409A of the Code payable on account of a “separation from service,” to the extent required to avoid any taxes imposed under Section 409A(a)(1) of the Code, such payment or benefit shall be made or provided, without interest, at the date which is no more than 15 days following the expiration of the six month period measured from the Termination Date.

No payment shall be made, no benefit shall be provided and no acceleration or modification may be made under this Plan that would result in the imposition of an additional tax under Section 409A of the Code upon a U.S. Executive. In the event that it is reasonably determined by the Plan Administrator that, as a result of Section 409A of the Code, payments under the Plan may not be made or benefits provided at the time or in the manner contemplated by the terms of the Plan without causing the U.S. Executive to be subject to taxation under Section 409A of the Code, the Company or the Applicable Subsidiary will make such payment or provide such benefit on the first day that would not result in the U.S. Executive incurring any tax liability under Section 409A of the Code and/or shall modify such payment or benefit to avoid incurring such tax liability. Notwithstanding the foregoing, neither the Parent nor any subsidiary, nor any of their employees or representatives, shall have any liability to the U.S. Executive with respect to the imposition of any early or additional tax under Section 409A of the Code.

For purposes of Section 409A of the Code, each payment made under this Plan shall be designated as a “separate payment” within the meaning of Section 409A of the Code. In addition, all benefits provided under this Plan to U.S. Executives shall be made or provided in accordance with the requirements of Section 409A of the Code including, where applicable, the requirement that (i) the amount of benefits provided during a calendar year may not affect the benefits to be provided in any other calendar year and (ii) the right to benefits may not be subject to liquidation or exchange for another benefit.

Seagate Technology Confidential

SCHEDULE A

Potential Eligible Executives employed in the United States

Seagate Technology (US) Holdings, Inc.

Seagate US LLC

Seagate Technology LLC

Seagate Systems (US) Inc.

Seagate Cloud Systems, Inc.

Seagate Federal, Inc.

Potential Eligible Executives employed in Malaysia

Seagate International (Johor) Sdn. Bhd.

Penang Seagate Industries (M) Sdn. Bhd.

Seagate Systems (Malaysia) Sdn. Bhd.

Seagate Global Business Services (Malaysia) Sdn. Bhd.

Potential Eligible Executives employed in Thailand

Seagate Technology (Thailand) Limited

Seagate Systems (UK) Limited (Thailand employees)

Potential Eligible Executives employed in United Kingdom

Seagate Technology UK Ltd.

Seagate Technology (Ireland)

LaCie Ltd.

Seagate Systems (UK) Limited

Potential Eligible Executives employed in Singapore

Seagate Singapore International Headquarters Pte. Ltd.

Seagate Technology International (Singapore branch)

Seagate Systems (UK) Limited (Singapore employees)

Dot Hill Singapore Pte. Ltd.

Potential Eligible Executives employed in Canada

Seagate Technology Canada Inc.

Seagate Systems (Canada) Limited

Seagate Technology Confidential

BENEFIT SCHEDULES

FOR THE SEAGATE TECHNOLOGY

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

The following benefits schedules set forth the benefits payable to Eligible Executives. The benefits schedules disclosed in public filings are for those for Eligible Executives who currently are, or are foreseeable to become, “named executive officers,” as defined in Item 402 of Regulation S-K and the other applicable rules and regulations promulgated by the Securities and Exchange Commission. The amount of benefits payable is dependent upon the Level in which the Eligible Executive falls and whether the Termination Event occurs during a Change in Control period, as more particularly described in the Plan.

The Plan Administrator shall determine in which Level an Eligible Executive shall be placed for purposes of receiving severance benefits under this Plan. The Plan Administrator’s determination shall be final and shall be binding and conclusive on all persons. The Plan Administrator retains the right to reclassify a Potential Eligible Executive prior to the date of the Termination Event and/or the occurrence of a Change in Control, except as expressly restricted by this Plan in connection with the occurrence of a Change in Control.

All payout schedules set forth in the Benefits Schedules shall be subject to the provisions of this Plan, including, without limitation, Sections 5 and 16.

Seagate Technology Confidential

BENEFITS SCHEDULES FOR THE

SEAGATE TECHNOLOGY EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: 1 Salary Grade: 188 Location: U.S.

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	24 months of Pay

Bonus	Prior Year Bonus, if applicable, and Pro Rata Bonus

Other	Outplacement services for two years following Termination Date

Payout Schedule	The lesser of (i) 50% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder payable 12 months following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.

Base	36 months of Pay

Bonus	36 months of Target Bonus (less any Pro Rata Bonus already paid, if applicable)

Equity	Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Continued Coverage Payment, and Outplacement services for two years following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES

FOR THE SEAGATE TECHNOLOGY

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: 2 Salary Grade: 184 through 187 Location: U.S.

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	20 months of Pay

Bonus	Prior Year Bonus, if applicable, and Pro Rata Bonus

Other	Outplacement services for two years following the Termination Date

Payout Schedule	The lesser of (i) 50% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder payable 12 months following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.

Base	24 months of Pay

Bonus	24 months of Target Bonus (less any Pro Rata Bonus already paid, if applicable)

Equity	Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Continued Coverage Payment, and Outplacement services for two years following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES

FOR THE

SEAGATE TECHNOLOGY

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: 3 Salary Grade: 182 and 183 Location: U.S.

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	16 months of Pay

Bonus	Prior Year Bonus, if applicable, and Pro Rata Bonus

Other	Outplacement services for 18 months following Termination Date

Payout Schedule	The lesser of (i) 50% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.

Base	18 months of Pay

Bonus	18 months of Target Bonus (less any Pro Rata Bonus already paid, if applicable)

Equity	Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Continued Coverage Payment, and Outplacement services for 18 months following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES

FOR THE SEAGATE TECHNOLOGY

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: 4 Salary Grade: 180 Location: U.S.

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	12 months of Pay

Bonus	Prior Year Bonus, if applicable, and Pro Rata Bonus

Other	Outplacement services for one year following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.

Base	12 months of Pay

Bonus	12 months of Target Bonus (less any Pro Rata Bonus already paid, if applicable)

Equity	Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Continued Coverage Payment, and Outplacement services for one year following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES

FOR THE SEAGATE TECHNOLOGY

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Salary Grade: 182 and 183 Location: Canada

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 12 months (“Canada Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for 18 months following Termination Date

Payout Schedule	The lesser of (i) 100% of the Canada Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the Canada Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.

Base	Canada Severance Pay Amount (as defined above)

Bonus	18 months of Target Bonus

Equity	Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Continued Coverage Payment, and Outplacement services for 18 months following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES

FOR THE SEAGATE TECHNOLOGY

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Salary Grade: 180 Location: Canada

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 12 months (“Canada Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for one year following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Canada Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the Canada Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.

Base	Canada Severance Pay Amount (as defined above)

Bonus	12 months of Target Bonus

Equity	Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Continued Coverage Payment, and Outplacement services for one year following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES

FOR THE SEAGATE TECHNOLOGY

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Salary Grade: 182 and 183 Location: Thailand

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	The number of months of Pay equal to the sum of (i) either (A) six months, for those Non-U.S. Eligible Executives with less than six years of service with the Parent or any of its subsidiaries prior to the Termination Event or (B) eight months for those Non-U.S. Eligible Executives with six or more years of service with the Parent or any of its subsidiaries prior to the Termination Event, plus, (ii) one additional month for each year of service over eight years, with the total of (i) and (ii) subject to an aggregate maximum of 24 months (“Thailand Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Thailand Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the Thailand Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.

Base	Thailand Severance Pay Amount (as defined above)

Bonus	18 months of Target Bonus

Equity	Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES

FOR THE SEAGATE TECHNOLOGY

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Salary Grade: 180 Location: Thailand

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	The number of months of Pay equal to the sum of (i) either (A) six months, for those Non-U.S. Eligible Executives with less than six years of service with the Parent or any of its subsidiaries prior to the Termination Event or (B) eight months for those Non-U.S. Eligible Executives with six or more years of service with the Parent or any of its subsidiaries prior to the Termination Event, plus, (ii) one additional month for each year of service over eight years, with the total of (i) and (ii) subject to an aggregate maximum of 24 months (“Thailand Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for one year following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Thailand Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the Thailand Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.

Base	Thailand Severance Pay Amount (as defined above)

Bonus	12 months of Target Bonus

Equity	Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for one year following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES

FOR THE

SEAGATE TECHNOLOGY

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Salary Grade: 182 and 183 Location: Malaysia

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 24 months (“Malaysia Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Malaysia Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the Malaysia Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.

Base	Malaysia Severance Pay Amount (as defined above)

Bonus	18 months of Target Bonus

Equity	Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES

FOR THE SEAGATE TECHNOLOGY

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Salary Grade: 180 Location: Malaysia

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 24 months (“Malaysia Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for one year following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Malaysia Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the Malaysia Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.

Base	Malaysia Severance Pay Amount (as defined above)

Bonus	12 months of Target Bonus

Equity	Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for one year following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES

FOR THE SEAGATE TECHNOLOGY

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Salary Grade: 182 and 183 Location: Singapore

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 24 months (“Singapore Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Singapore Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the Singapore Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.

Base	Singapore Severance Pay Amount (as defined above)

Bonus	18 months of Target Bonus

Equity	Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES

FOR THE SEAGATE TECHNOLOGY

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Salary Grade: 180 Location: Singapore

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 24 months (“Singapore Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for one year following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Singapore Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the Singapore Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.

Base	Singapore Severance Pay Amount (as defined above)

Bonus	12 months of Target Bonus

Equity	Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for one year following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES

FOR THE SEAGATE TECHNOLOGY

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Salary Grade: 182 and 183 Location: United Kingdom

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 18 months (“U.K. Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule	The lesser of (i) 100% of the U.K. Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the U.K. Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.

Base	U.K. Severance Pay Amount (as defined above)

Bonus	18 months of Target Bonus

Equity	Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES

FOR THE SEAGATE TECHNOLOGY

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Salary Grade: 180 Location: United Kingdom

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 18 months (“U.K. Severance Pay Amount”)

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for one year following the Termination Date

Payout Schedule	The lesser of (i) 100% of the U.K. Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the U.K. Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.

Base	U.K. Severance Pay Amount (as defined above)

Bonus	12 months of Target Bonus

Equity	Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for one year following the Termination Date

Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

1